UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e) (2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Z TRIM HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 30, 2006

To the Stockholders of Z Trim Holdings, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Z Trim Holdings, Inc. (the "Company"), to be held at 10:00 a.m. Central Standard Time on August 30, 2006 at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois for the following purposes:

1.	To elect a Board of Directors of the Company to serve for the ensuing year and until their successors are elected and qualify;

2.	To ratify the appointment of Spector & Wong, LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2006; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only holders of the Company's common stock at the close of business on July 14, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. Such stockholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

Your vote is important. Even if you plan to attend the Annual Meeting, you are urged to complete, sign and return the enclosed proxy card in the enclosed postage-paid envelope in order to be certain your shares are represented at the meeting. If you decide to attend the meeting and wish to vote in person, you may revoke your proxy by written notice at that time.

By Order of the Board of Directors

Dana L. Dabney
Secretary
Mundelein, Illinois July 28, 2006

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Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
August 30, 2006

    The Board of Directors of  Z Trim Holdings, Inc., an Illinois corporation (the "Company"), is soliciting the enclosed proxy for use at the 2006 Annual Meeting of the Stockholders of the Company to be held at 10:00 a.m., Central Standard Time, on August 30, 2006 and at any meetings held upon adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois.

If the enclosed form of proxy is properly executed and returned, the shares represented will be voted in accordance with the instructions specified by the stockholder. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting, those shares will be voted (i) FOR the nominees for director set forth below under Proposal No. 1 (with discretionary authority of the proxy holders to cumulate votes); (ii) FOR the ratification of the appointment of Spector & Wong, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2006 under Proposal No. 2 and (iii) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. Proxies may be revoked at any time prior to being voted by delivery of written notice to the Company's Secretary, by submission of a later dated proxy, or by revoking the proxy and voting in person at the Annual Meeting. Proxies may be revoked at any time prior to being voted by delivery of written notice to the Company's Secretary, by submission of a later dated proxy, or by revoking the proxy and voting in person at the Annual Meeting.

This proxy statement, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and the enclosed form of proxy are being mailed or hand delivered to the Company's stockholders on or about July 28, 2006.

VOTING RIGHTS

Only stockholders of record at the close of business on July 14, 2006 (the "Record Date") will be entitled to notice of and to vote at the meeting. On that date there were 60,938,238 shares outstanding of the Company's class of common stock, par value $.00005 per share ("Common Stock") . No other voting securities were outstanding at the Record Date. Each share of Common Stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors. To conduct the business of the meeting, a quorum of stockholders must be present. This means the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote on the matters submitted to the stockholders must be represented in person or by proxy at the meeting. With respect to Proposal No. 1 (the "Election of Directors Proposal"), and the election of directors generally, each stockholder has cumulative voting rights, in which he may cast as many votes as there are directors to be elected for each share of Common Stock held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The six candidates receiving the greatest number of votes cast will be elected as directors of the Company. With respect to Proposal No. 2 (the "Ratification of the Appointment of Independent Public Accountants Proposal"), each stockholder may cast one vote for each share of Common Stock held by him and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote on such proposal is required to approve the proposal. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote is required to approve any other proposals which may properly come before the Annual Meeting or any adjournments thereof. Abstentions will be counted for purposes of determining a quorum but will not be counted otherwise, and broker non-votes on specific matters will not be counted for any purpose. Broker non-votes occur as to any particular proposal when a broker returns a proxy but does not have authority to vote on such proposal.

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Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

The Company will bear the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses for such solicitations.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

In accordance with the Company's Articles of Incorporation and its Bylaws, the Board of Directors by resolution has fixed the total number of directors at six. Gregory J. Halpern, Steve Cohen, Dana L. Dabney, Stanford J. Levin, Steven S. Salgan, M.D. and Alan G. Orlowsky have been designated by the Board of Directors as its nominees for election as directors at the Annual Meeting. Each director elected shall serve until the next Annual Meeting or until his or her successor has been elected and duly qualified. Since only six nominees are to be elected, proxies cannot be voted for more than six individuals.

Each stockholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The six candidates receiving the greatest number of votes cast will be elected as directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for nominees. If any one or more of such nominees should for any reason become unavailable for election, the Board of Directors may provide for a lesser number of directors or designate a substitute nominee. In such event, shares represented by proxies may be voted for a substitute director.

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BIOGRAPHICAL INFORMATION

The following sets forth brief biographical information for each director and executive officer of the Company, including the nominees for election to the Board of Directors. All directors and officers of the Company hold office for their respective terms and until their successors have been elected and qualified.

NAME	AGE	POSITION

Gregory J. Halpern	48	Chief Executive Officer and Chairman of the Board of Directors

Steve Cohen	50	President

Michael J. Theriault	53	Chief Operating Officer

Dana L. Dabney	56	Chief Financial Officer, Secretary and Director

Steve H. Salgan, M.D.	53	Director

Stanford J. Levin	53	Director

Alan G. Orlowsky	56	Director

GREGORY J. HALPERN. Since founding the Company in 1994, Mr. Halpern has served as its Chairman and Chief Executive Officer. Until March 2006, Mr. Halpern also served as Z Trim Holdings’ President. Mr. Halpern has over 20 years of experience in computer programming and pioneering emerging technologies. In 1983, Mr. Halpern developed a computer-animated imaging application to stimulate the immune system for treatment of chronic illness and founded Health Imaging Corporation to distribute the application to the healthcare delivery market. In 1984, he developed and patented a technique for using electronic stimulation to stop pain and founded Pain Prevention, Inc. to market the technology as an electronic anesthesia for the dental healthcare community. Mr. Halpern served as an officer and director of PPI Capital from 1984 to present. Mr. Halpern also served as an officer and director of PPI Capital Group, Inc., a Utah corporation of which he was a principal stockholder, from 1989 to May 1998.

STEVE COHEN. Mr. Cohen has served as our President since March 2006. He has been employed by Z Trim Holdings since 2002 when he was hired as the Company’s director of investor relations. He was promoted to Vice President of Corporate Development in 2003. Prior to joining the Company, Mr. Cohen had 25 years' experience at the Chicago Mercantile Exchange where he worked in various trading pit and back office positions. Mr. Cohen attended college at the University of Illinois and Oakton Community College.

MICHAEL J. THERIAULT. Mr. Theriault has served as our Chief Operating Officer since June 1999. His professional experience includes progressive operations, programming, design, support, consulting, project management, and department management experience in manufacturing, insurance, medical, consulting, and mortgage banking industries on both mainframe and personal computer equipment. From September 1989 until May 1999, Mr. Theriault was employed by Recon Optical, Inc., for whom he served as Supervisor of Business Systems from June 1997 until May 1999, and Senior Systems and Programming Specialist and Senior Project Leader of Manufacturing from September 1989 until June 1997.

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DANA L. DABNEY. Mr. Dabney has been a member of the board of directors of the Company and has held various offices, including vice president of sales and marketing and secretary, since January 1997. Currently Mr. Dabney serves as the Company's Chief Financial Officer. During the first two years of development of the Company, Mr. Dabney was also employed as a mortgage broker. From 1994 until December 1997, Mr. Dabney was employed by State Financial Bank in Richmond, Illinois, and from January 1998 until December 1998 he was employed by Mortgage Market Corporation in Illinois.

STEVEN H. SALGAN, M.D. Dr. Salgan has been a director since March 2000. Since January 1998, Dr. Salgan has been president of Steven H. Salgan, M.D., Ltd., a practice specializing in primary care internal medicine and general/family medicine. He has been a member of the American Association of Professional Ringside Physicians since 1997 and a member of the Internal Medicine Subcommittee for Quality Assurance of Saint Margaret Mercy Hospital in Hammond, Indiana since 1996.

STANFORD J. LEVIN. Mr. Levin has been a director since March 2000. Since 1988, Mr. Levin has been the proprietor of Levin Enterprises, an auto brokerage company located in Indiana. From January 1986 until June 1988, Mr. Levin was a public school teacher. From May 1981 until May 1985, he was employed by Hohman Professional Corp., a real estate development and management company where his duties included commercial real estate management and overseeing renovations. From June 1975 until May 1981, he was employed by Yale Corporation of Hammond, a real estate management company, where his responsibilities included commercial real estate management.

ALAN G. ORLOWSKY, J.D., C.P.A. is the president of A.G Orlowsky, Ltd, a law firm established in 1980, specializing in tax, financial, and estate planning services. Alan worked for the I.R.S. and Deloitte & Touche as a tax professional and he taught Accounting, Taxation, and Business Law at Northeastern Illinois University School of Business and Loyola University of Chicago School of Business.

There are no arrangements with any director or officer regarding any election or appointment to any office of the Company. There is no family relationship between any director or executive officer of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 TO ELECT ALL NOMINEES TO THE BOARD OF DIRECTORS FOR A ONE-YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING.

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MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, the Board of Directors of the Company held 12 meetings. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors. The Company expects all of its directors to attend the annual meeting of stockholders. All of the directors attended last year's meeting.

Audit Committee

The Board of Directors has an Audit Committee composed of three directors, Steve H. Salgan, Stanford J. Levin and Alan G. Orlowsky, each whom is considered an "independent director" under the rules of the American Stock Exchange and the Securities and Exchange Commission ("SEC") . The Board of Directors has determined that Alan G. Orlowsky qualifies as an "audit committee financial expert" under SEC rules. Twelve meetings of the Audit Committee were held during the last fiscal year. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants.

Nominations Process

The Board of Directors does not have a nominating committee or committee performing a similar function and does not have formal written charter provisions addressing the nominations process. The Board of Directors believes it is appropriate not to have a nominating committee because all of its directors participate in the identification and evaluation of director nominee candidates. Typically, a director nominee candidate will be identified by one of the directors and then presented to the rest of the Board for its evaluation and consideration. As permitted by the rules of the American Stock Exchange and SEC rules, such director nominee candidates are selected by a majority of the independent directors on the Board.

The Board of Directors will consider director candidates who have relevant business experience, are accomplished in their respective fields, and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its stockholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. The Board will consider nominees for election to the Board of Directors that are recommended by stockholders, provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Board of Directors, c/o Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060, and should not include self-nominations. The Board applies the same criteria to nominees recommended by stockholders.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has:

o	Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent public accountants;

o
Discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and

o
Received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company) and has discussed with the Company's independent public accountants that firm's independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Auditor Fees and Services

The following is a summary of the fees billed to the Company by Spector & Wong ("Spector & Wong") for professional services rendered for the fiscal year ended December 31, 2005, and for fiscal year ended December 31, 2004:

FEE CATEGORY	2005	2004

Audit Fees(1)	$37,000	$35,000
Audit-Related Fees (2)	$45,500	$51,800
Tax Fees (3)	--	$--
All Other Fees (4)	--
Total Fees	$82,500	86,800

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(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the Company's financial statements and for reviews of the interim financial statements included in the Company's quarterly reports on Form 10-QSB.

(2)
Audit-Related Fees consist of fees billed for professional services rendered for audit-related services, including consultation on SEC filings and the issuance of consents, audit of the business or assets acquired or considered as candidates and consultations on other financial accounting and reporting related matters.

(3)	Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.

(4)	All Other Fees consist of fees billed for all other services.

The Audit Committee pre-approved all audit and non-audit services described above rendered to the Company by Spector & Wong during fiscal 2005, and has pre-approved similar services to be rendered during fiscal 2006 pursuant to the Pre-Approval Policy and Procedures attached. The Audit Committee believes the rendering of these services is not incompatible with the independent auditors maintaining their independence.

THE AUDIT COMMITTEE
Steve H. Salgan
Stanford J.Levin
Alan G. Orlowsky

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REMUNERATION OF DIRECTORS AND OFFICERS

The following table (in addition to the compensation of Gregory J. Halpern) sets forth the aggregate remuneration of each of the four highest paid persons who are officers or directors as a group of the Company during the last fiscal year:

	CAPACITIES IN WHICH	AGGREGATE
NAME OF INDIVIDUAL	REMUNERATION WAS RECEIVED	REMUNERATION
Gregory J Halpern	Chief Executive Officer	$ 119,711
Michael Theriault	Chief Operating Officer	$ 87,500
Steve Cohen	President	$ 65,299
Dana L. Dabney	Chief Financial Officer	$ 57,200

The Employment Agreements between the Officers and Company are as follows:

Gregory J. Halpern Employment Agreement, dated January 2, 2004; Michael Theriault Employment Agreement, dated January 2, 2004; Dana L. Dabney Employment Agreement, dated January 2, 2004.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The following table sets forth certain information as of March 31, 2006, with respect to the record ownership of our Common Stock for (i) each of the four highest paid persons who are officers or directors of the Company, ii) all of the officers and directors as a group and (iii) each person who owns more than 10% of the outstanding Common Stock.

Name and Address	Amount of Shares	% of Class

Gregory J. Halpern	15,946,282 (1)	26.25%
1011 Campus Drive Mundelein, Illinois 60060

Steve Cohen	995,000(2)	1.64%
1011 Campus Drive Mundelein, Illinois 60060

Michael J. Theriault	1,374,000 (3)	2.26%
1011 Campus Drive Mundelein, Illinois 60060

Dana L. Dabney	2,593,000 (4)	4.27%
1011 Campus Drive Mundelein, Illinois 60060 All Directors and Officers as a Group	22,659,397 (5)	37.30%(7 persons)
*owns less than 10%

(1) Includes	options	to	acquire	2,330,000 shares.
(2) Includes	options	to	acquire	885,000 shares.
(3) Includes	options	to	acquire	1,155,000 shares.
(4) Includes	options	to	acquire	1,435,000 shares.
(5) Includes	options	to	acquire	6,975,000 shares.

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The following table sets forth information as to options warrants and other rights to purchase Common Stock as of the year ended March 31, 2006:

	Granted In 2005	Total Options Outstanding	Exercise Price	Expiration Date
Greg Halpern		400,000	$2.00	1/2/07
		25,000	$4.61	3/1/07
		5,000	$0.75	11/17/07
		400,000	$0.75	11/17/07
		400,000	$0.75	11/17/07
	500,000		$0.55	5/16/08
	500,000		$1.10	10/25/08
		1,000,000

Steve Cohen		40,000	$0.96	6/30/06
		75,000	$2.00	1/2/07
		145,000	$0.75	11/17/07
	125,000		$0.50	5/16/08
	85,000		$2.00	5/16/08
	65,000		$3.00	5/16/08
	250,000		$1.00	10/25/08
	100,000		$0.85	3/22/09
		625,000

Dana Dabney		250,000	$2.00	1/2/07
		25,000	$4.61	3/1/07
		5,000	$0.75	11/17/07
		5,000	$0.75	11/17/07
		200,000	$0.75	11/17/07
		200,000	$0.75	11/17/07
	250,000		$0.50	5/16/08
	250,000		$0.40	6/14/08
	250,000		$1.00	10/25/08
		750,000

Michael Theriault		250,000	$2.00	1/2/07
		5,000	$0.75	11/17/07
		200,000	$0.75	11/17/07
		200,000	$0.75	11/17/07
	250,000		$0.50	5/16/08
	250,000		$1.00	10/25/08
		500,000

Stan Levin		25,000	$4.61	3/1/07
		100,000	$0.75	11/17/07
	100,000		$0.50	5/16/08
	100,000		$1.00	10/25/08
		200,000

Al Orlowski		45,000	$2.30	1/8/07
		25,000	$4.61	3/1/07

		100,000	$0.75	11/17/07
	125,000		$0.50	5/16/08
	125,000		$1.00	10/25/08
		250,000

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Steve Salgan		200,000	$0.05	11/15/07
		25,000	$4.61	3/1/07
		100,000	$0.75	11/17/07
	100,000		$0.50	5/16/08
	100,000		$1.00	10/25/08
		200,000

All Officers and Directors		5,745,000

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SUMMARY OF ALL EXISTING EQUITY COMPENSATION PLANS

The following table sets forth information as of the year ended December 31, 2005 with respect to compensation plans under which the Company is authorized to issue shares.

Company is authorized to issue shares.

PLAN CATEGORY	NUMBER OF SHARES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SHARES REMAINING AVAILABLE FOR FUTURE ISSUANCE COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN 1ST COLUMN)
Equity compensation plans approved by
security holders (1)	12,892,939	$1.15	7,107,061
Equity compensation plans not approved by security holders (2) Total	12,892,939	$1.15	7,107,061

(1)	These plans consist of the 2002 Stock Incentive Plan and the 2004 EQUITY Incentive Plan.
(2)	The Company does not maintain any equity compensation plans that have not been approved by the stockholders.

Plan Benefits

As of March 31, 2006 option grants to our current executive officers and directors to purchase the following number of shares of common stock have been made under our 1999 Stock Option Plan Stock, 2002 Stock Incentive Plan and our 2004 Equity Incentive Plan: 6,975,000; current executive officers as a group---5,705,000; current non-employee directors as a group---1,270,000; and all other current employees and consultants as a group---7,133,750.

The benefits and amounts that may be received in the future by persons eligible to participate in the 2004 Equity Incentive Plan are not currently determinable, except as to those future automatic grants to be awarded to non-employee directors as automatic option grants.

CODE OF ETHICS

    The Company has adopted a "Code of Ethics and Business Conduct," which is applicable to all Company directors, executive officers and employees,including the principal executive officer and the principal financial and accounting officer. The "Code of Ethics and Business Conduct" is available on the Company's website at http://www.ztrim.com. The Company will post amendments to or waivers under this Code on its website.

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INDEPENDENT PUBLIC ACCOUNTANTS

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF SPECTOR & WONG, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS,

The Board of Directors has appointed the firm of Spector & Wong, LLP as the Company's Independent public accountants for the fiscal year ending December 31, 2006 and recommends that the stockholders ratify such selection. Each stockholder may cast one vote for each share of Common Stock outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting on such proposal is required to approve the proposal.

Spector & Wong, LLP will not have representatives present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF SPECTOR & WONG, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

OTHER BUSINESS

The Board of Directors knows of no matters other than those listed in the attached Notice of the Annual Meeting that are likely to be brought before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment thereof, however, the persons named in the enclosed form of proxy will vote all proxies given to them in accordance with their best judgment of such matters.

CURRENT FINANCIAL INFORMATION

Financial information for the Company's most recent fiscal year-end is included in the accompanying Annual Report on Form-10KSB for the fiscal year ended December 31, 2005 and the Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2006.

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THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON RECEIVING THIS PROXY STATEMENT AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENT SCHEDULES, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH REQUEST MUST BE IN WRITING AND DIRECTED TO DANA L. DABNEY, THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL OFFICE.

DOCUMENTS INCORPORATED BY REFERENCE

The Pre-Approval Policy and Procedures established by the Audit Committee Charter is hereby incorporated by reference. A copy may be obtained by writing to the Company's office, Attention: Dana L. Dabney, Secretary

STOCKHOLDER COMMUNICATIONS

Stockholders may contact the Board of Directors by writing them c/o Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060. All communications directed to the Board will be delivered to the Board of Directors.

STOCKHOLDER PROPOSALS

Any proposal intended to be presented by a stockholder at the Company's 2007 Annual Meeting of Stockholders must be received in writing at the Company's principal executive offices by December 31, 2006 so that it may be considered by the Company for inclusion in the proxy statement and form of proxy or in the information statement relating to that meeting. In addition, in the event that the Company receives notice of a stockholder proposal intended for inclusion at the 2007 Annual Meeting but not intended for inclusion in the Company's proxy statement for such meeting at the Company's principal executive offices no later than April 1, 2007, then so long as the Company includes in its proxy statement for such meeting the advice on the nature of the proposal and how the named proxy holders intend to vote the shares for which they have received discretionary authority, such proxy holders may exercise discretionary authority with respect to such proposal, except to the extent limited by SEC rules governing stockholder proposals.

By Order of the Board of Directors

Dana L. Dabney
Secretary
Mundelein, Illinois July 28, 2006	Title

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Z TRIM HOLDINGS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
AUGUST 30, 2006

Solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned hereby appoints Gregory J. Halpern and Dana L. Dabney, and each of them, as proxies with full power of substitution, to vote all shares of common stock which the undersigned has power to vote at the Annual Meeting of Stockholders of Z Trim Holdings, Inc., to be held at 10:00 a.m. Central Standard Time on August 30, 2006 at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois, and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares.

This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS (WITH DISCRETIONARY AUTHORITY OF THE PROXY HOLDERS TO CUMULATE VOTES) AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS. This Proxy will be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

(PLEASE VOTE AND SIGN ON THE OTHER SIDE)

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    This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote "FOR" the Directors nominated, "FOR" the ratification of the appointment of Spector &Wong, LLP.

1.  Election of Directors.

Nominees: Gregory J. Halpern, Steve Cohen, Dana L. Dabney, Stanford J. Levin, Steven H. Salgan, M.D., and Alan G. Orlowsky

[__] Vote for all (except as marked to the contrary below) . [__] Withhold authority to vote for all. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.)

2.	Ratification of the appointment of Spector & Wong, LLP as independent public accountants for the fiscal year ending December 31, 2006.

[_] For	[_] Against	[_] Abstain

3.	In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

Please indicate whether you will attend the Annual Meeting of Stockholders on August 30, 2006.

I   |_| plan  |_| do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE____________________________________________________________ Date

SIGNATURE____________________________________________________________ Date
Signature if held jointly

NOTE:    Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 10-KSB

ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
OF 1934

For the fiscal year ended December 31, 2005

OR
TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

COMMISSION FILE NUMBER: 001-32 134

CIRCLE GROUP HOLDINGS, INC.
(Name of Small Business Issuer in its Charter)

ILLINOIS	36-4197173
(State or Other Jurisdiction of Identification No.)	(I.R.S. Employer)

1011 CAMPUS DRIVE MUNDELEIN, ILLINOIS 60060	(847) 549-6002
(Address of Principal Executive Offices, Including Area Code)	(Registrant's Telephone Number, including Zip Code)

SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
Common Stock, $.00005 par value

SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
None

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act [ ]

Check whether the issuer: (1) filed all reports required to be filed by Section13 of 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes X	No ___

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this form 10-KSB.

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X]

The issuer's revenues for its most recent fiscal year were: $514,608

The aggregate market value of the voting stock of the issuer held by non-affiliates of the issuer as of March 23, 2006 was $30,975,288. These aggregate market values are estimated solely for purposes of this report and are based on the closing price for the issuer's common stock, $.00005 par value on March 23, 2006 as reported on the American Stock Exchange. For the purpose of this report, it has been assumed that all officers and directors of the issuer, as well as all stockholders holding 10% or more of the issuer's stock, are affiliates of the issuer. The statements made herein shall not be construed as an admission for determining the affiliate status of any person.

The number of shares of the registrant's common stock outstanding as of March 23, 2006 was 51,896,388.

Transitional Small Business Disclosure Format:

Yes ___	No X

PART I

ITEM 1. DESCRIPTION OF BUSINESS. GENERAL

In 2005 we refined our direction from a pioneer of emerging technology companies where we provided small business infrastructure, funding and substantial intellectual capital to bring important and timely life-changing technologies to the marketplace through all phases of the commercialization process, to a company that will focus its resources primarily on the manufacture, marketing and sale of Z-Trim, our zero calorie fat substitute and other Z-Trim related products. The company will continue exploring all available options for its other non-Z Trim technologies and related assets.

Circle Group Holdings, Inc. was formed by Gregory J. Halpern, our Chairman and Chief Executive Officer, as an Illinois corporation, in May 1994 under the original name, Circle Group Entertainment Ltd. In 1997, we changed our name to Circle Group Internet, Inc., and in 2002, we changed our name to Circle Group Holdings, Inc. We had no business operations except for research and development activities between May 1994 and January 1997. Since then, we have participated in several public and private offerings and have expanded our business. In 2002, we reorganized our business units into three reportable segments: food product development, security product development, and e-tailor and acquired FiberGel Technologies, Inc. ("FiberGel"), which owns an exclusive license to Z Trim, an all-natural, agricultural-based fat replacement.

We have four operating subsidiaries: Fiber-Gel Technologies, Inc., thebraveway.com, Inc., operating as The Brave Way Training Systems, On-Line Bedding Corp., and Z-Amaize Technologies, Inc., and have exclusive worldwide licenses to the Nutrition Analysis Tool website, Mini-Raman Lidar System, and ThraxVac technology.

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FIBERGEL TECHNOLOGIES, INC.

We acquired FiberGel, formerly a wholly-owned subsidiary of Utek Corporation ("Utek"), on August 27, 2002. Under the terms of the acquisition, we issued 2,800,000 shares of our common stock to Utek valued at $504,000 using an average market price of $0.18 per share. We also issued a three year warrant to Utek to purchase 500,000 shares of our common stock at an exercise price of $0.36 per share of which such warrants were fully exercised in 2004.

Z Trim is currently our primary focus. FiberGel owns the exclusive, worldwide license for all fields of use to Z Trim, an all-natural, agricultural-based fat replacement developed by the Agricultural Research Service of the United States Department of Agriculture ("USDA").

Z-Trim is a natural zero calorie fat-substitute made from the hulls of corn, oats, soy, rice, barley that lowers 25% to 50% of calories from fats in most foods without negatively affecting taste or texture. Z-Trim generally can't be detected by consumers when formulated correctly in dairy, dressings, dips, sauces, baked goods, processed meats, snack foods, cookies, pies, cakes, icings, brownies, bars, ice cream, milk shakes and many other foods. It improves texture significantly; makes meats juicier, baked goods moister, dips creamier. Z-Trim lets you to eat more of the foods you love without fear of weight gain and allows you to lose weight without giving up the foods you love. Z-Trim adopts the flavor and mouth feel of most recipes and reduces aftertaste in most foods. It has been proven in studies that a majority of consumers prefer Z-Trim foods over their full-fat counterparts. Z-Trim can substantially reduce harmful Trans and saturated fats and adds healthy insoluble and soluble dietary fiber which can be beneficial to heart patients and diabetics. Z-Trim can improve digestion without any negative side effects sometimes associated with other fat substitutes. Z-Trim's proprietary process turns worthless agricultural bi-products into a valuable and highly functional food ingredient with significant economic and health advantages over the fat it replaces. Z-Trim provides a competitive industry advantage, reduces environmental management costs, and delivers a novel and substantial profit center to manufacturers.

Z-Trim is protected by an extensive intellectual property portfolio with over four dozen patents issued and pending throughout the world, as well as myriad associated trade secrets and know how, copyrighted works and trademarks. Z-Trim has been featured on Fox News "Your World w/ Neil Cavuto"; USA Today, Chicago Tribune, as well as local affiliates of NBC, FOX and CBS.

The Company has been responding to industry inquiries and initiated exclusive partnership discussions with major domestic and international companies representing several food applications. As a result of new Z-Trim product developments presented by the our technology team, led by Triveni P. Shukla, Ph.D., Vice President of Technology Development, we have been able to expand the scope of our marketing partnership programs to include numerous applications under the following major SIC classifications:

o  311.200 Grains and oil seeds;
o  311.300 Sugar and confectionary;
o  311.400 Fruits and vegetables;
o  311.500 Dairy products;
o  311.600 Processed meat;
o  311.800 Bakeries and tortillas; and

The Company currently provides samples of Z-Trim worldwide for testing to large, medium and small food companies as well as institutional food services along with technological support. There are 34 current customers using Z-Trim in products being sold on store shelves and in restaurants as well as several potential short, medium and long-term customers currently purchasing Z-Trim for pilot testing of several different product applications.

The Company has received numerous inquiries in the United States and internationally relating to the manufacture, food processing, distribution licensing and sale of FiberGel's primary product Z-Trim, which we have the right to produce pursuant to an exclusive license from the USDA.

The Company is currently making and shipping product to satisfy its customers' orders and product sample requests. Swiss based conglomerate DKSH, the company's distributor under exclusive limited territorial rights in Europe, Asia, Australia and South America has been purchasing Z-Trim and providing current and potential customers with product samples and other product related assistance for both Z-Trim and their newly developed non-GMO (Genetically Modified Organisms) Oat versions of Z-Trim. The raw material oats are being acquired through a distributor from Quaker Oats.

The Company has been shipping Z-Trim product samples to many domestic and international food companies and has provided them with technical literature and assisted them with their product formulations. In addition, FiberGel has been selling Z-Trim powder and Z-Trim Gel directly to consumers for use in home cooking and has expanded its product offerings to include gourmet cookies, brownies and salad dressing.

The Company completed the refinement of its proprietary Z-Trim process during 2005 in its manufacturing plant adjacent to its corporate offices in Mundelein, Illinois. Now, in 2006, the Company has retained a renowned Food Formulation Team to work directly with Manufacturers and Institutions on their formulations that require lowering fat. The Company also hired a well known Marketing company to develop awareness of the Z-Trim Brand.

NAT TOOLS FOR GOOD HEALTH

We acquired the worldwide exclusive license to the NAT Web, the Nutrition Analysis Tool ("NAT") website developed by the Department of Food Science and Human Nutrition at the University of Illinois. The University of Illinois' NAT website is an interactive, web-based system designed to empower individuals to select a nutrient-rich diet. This fully functional nutrient analysis program utilizes the USDA nutrient database, including over 6,000 foods as well as information from food companies. NAT provides information on the relative composition of food and could aid consumers in their quest to achieve or maintain good health via nutritious eating.

Pioneered and developed by Dr. James Painter at the University of Illinois in 1995, and a winner of several awards, the Nutritional Analysis Tools and System ("NATS") is based upon the behavioral scientific discoveries that keeping track daily of what we eat, plus how many calories we burn through fitness activities, are among the most critical components in achieving and sustaining long-term successful weight loss and health management. Using data provided by the USDA and most brand name food companies, NAT'S users can keep track every day of the foods, calories, fats, proteins, carbohydrates and other nutrients they consume. New members can join MYNATS for free and save all their menus on the NATS database. Non-members can use NATS 2.0 to save all their data to their own computers for free offline reference. NATS users can calculate calories burned during the day. The web site provides visitors the ability to enter a certain activity and the amount of calories they wish to burn, and then calculates how long the given activity needs to be done. Visitors can also enter how long they did an activity and the web site calculates how many calories they burned or which activities a person can do to burn a certain amount of calories in a given length of time.

3

The acquisition of the socially conscious NATS site is very significant to us because it has the potential to provide us with a large consumer audience, as it attracts as many as two million visitors per month from more than eighty countries. We are increasing awareness about our Z-Trim products and their benefits to consumers who visit the NATS website. Visitors to the site can also purchase Z-Trim products, a pedometer based diet program, and Palm OS software versions of the NATS site that they can use when on the go. We are planning to expand the number of products being offered on the web site in 2006 to include cooperative advertising and marketing of healthy, calorie and fat reduced Z-Trim products launched by food industry partners.

Z-AMAIZE TECHNOLOGIES, INC.

Z-Amaize Technologies Inc. ("Z-Amaize"), another of our wholly owned subsidiaries, markets a new line of Z-Bind industrial  adhesive  products for the plywood and polymer concrete manufacturing industries.

Z-Bind is an adhesive extending component that emerged from research performed by the FiberGel product development group. In their research for Z-Trim functional fat substitutes, the group identified a number of co-products, which were derived from agricultural-based raw materials. It was discovered that every pound of Z-Trim that we manufacture produces 13 gallons of waste which can be used in Z-bind. Rather than discarding this waste, we are focusing on opportunities for maximizing their value in the marketplace.

The domestic plywood industry uses 1.2 million metric tons of resin solids per year worth approximately $10 billion. The softwood plywood sector uses 0.6 billion Kg of phenol formaldehyde resin solids and Canadian usage is 0.4 Billion Kg. Because of significant cost pressure from the U.S. Environmental Protection Agency ("EPA") emission regulations regarding manufacture of such adhesives, Z-Bind products represent an affordable alternative to plywood manufacturers seeking superior and environmentally friendlier adhesives. Our goal is to develop additional profit centers that provide a steady stream of income from our core manufacturing process.

Z-Amaize is devoted to serving a significant industry with better and more affordable adhesive solutions. Soft wood resin glues, used in plywood, chipboard and fiberboard, are already being extended with soy bean protein, casein, starch, oil cakes, corn flour, corn gluten protein, many seed gums and wheat flour for softening, filling, viscosity control and EPA compliance. Z-Bind has lignin from corn bran in addition to soluble fiber glue. It is compatible with lignin and tannin modified glues. The potential resin solids market that consumes adhesive extenders is approximately 352 million pounds.

We have successfully tested Z-Bind at Forintek and we are talking to Several large companies regarding the purchasing of our Z-Bind waste stream. New uses for polymer concrete are constantly being developed in the construction field and other industries, which will provide additional markets and applications for Z-Amaize Technologies to pursue for its Z-Bind product line.

MINI-RAMAN LIDAR

We have also acquired the worldwide rights to all fields of use for the Mini-Raman Lidar technology. The Mini-Raman Lidar system was patented and developed by the U.S. Department of Energy at Brookhaven National Laboratory. It is a short-range tool to screen unknown biological, chemical, narcotic and hazardous substances without having to come in contact with them. Commercial development of this tool will give first responders the ability to detect substances on surfaces as well as in bulk quantity from a distance of three to fifteen feet. The Mini-Raman Lidar is a standoff technology that, unlike other typical devices, does not require physical collection of toxic materials to identify their composition. Applications and opportunities for this product are being pursued by the company in the defense, law enforcement, and Homeland Security sectors.

THRAXVAC

We also recently acquired the worldwide rights to all fields of use for the ThraxVac technology, which provides a way to capture ambient anthrax or Clostridial endospores and simultaneously trigger activation of the spore, which marks the beginning of the spores' loss of high resistively. By using heat and moisture to activate the spore, the dormancy is broken and the spore begins to germinate thereby becoming vulnerable to injury. The stream of newly activated spores are then exposed to alpha particle bombardment via a polonium source, which damages the DNA containing protoplast causing spore death and an inability to complete germination and produce toxin. The collection devices will be both portable and as part of an HVAC system using a HEPA filtering system with polonium 210 inserts to provide a "continuous killing repository" for the collected spores.

ThraxVac(TM) and Lidar(TM) technologies were originally developed at the U.S. Department of Energy's Brookhaven National Laboratory.

We have completed the phase one design of our Homeland Security technology, ThraxVac(TM), and produced a prototype model and promotional DVD for interested buyers. The DVD will be used in our ThraxVac marketing activities.

BRAVE WAY TRAINING SYSTEMS

The Brave Way Training Systems, another of our wholly owned subsidiaries, is a security training and product company. The Brave Way offers proven, highly effective, low-cost self-defense courses and videos with a uniquely targeted curriculum focusing on personal safety and self-defense including rape prevention. Courses are offered for police officers and security personnel through The Brave Way's state certified law enforcement training for students and teachers, individuals, Airline Personnel, Hospital personnel, through park districts, clubs, churches and other organizations as well as corporations. The Brave Way instructors have multiple backgrounds and experience in martial arts, security, self-defense, and military.

4

ON-LINE BEDDING CORP.

 On-Line Bedding Corp. ("On-Line Bedding"), another of our wholly-owned subsidiaries, founded in 1981, is a distributor of pillows, blankets and other bedding products to airlines, hospitals, government, and other commercial and institutional customers. On-Line Bedding subcontracts the production of pillows, blankets and other bedding products to manufacturers. On-Line Bedding's customers include hospitals, nursing homes, hotels and motels, and transportation-based companies such as airlines, railroads and motor coach companies. On-Line Bedding purchases its raw materials from various suppliers, and contracts production of its airline pillows and blankets with third party manufacturers. On-Line Bedding warehouses a limited inventory, and drop ships its products from manufacturers or wholesale suppliers in multiple locations throughout the United States to reduce freight costs for its customers. On-Line Bedding's primary accounts include AMTRAK, as well as certain domestic and international airlines. In addition, the United States Armed Forces regularly purchases a specialty pillow from On-Line Bedding through the United States military's electronic invoice system. On-Line Bedding is also an authorized pillow and related product vendor for a hospital purchasing group with over 500 members in eight states.

PRINCIPAL PRODUCTS AND SERVICES

Z-Trim is currently our principal product. As more fully described above, we own through FiberGel the exclusive, worldwide license for all fields of use to Z-Trim, an all-natural, agricultural-based fat replacement developed by USDA. Z-Trim can be used to decrease fat and calories and increase insoluble healthy fiber in foods.

EMPLOYEES AND LABOR RELATIONS

As of December 31, 2005 we employed sixteen persons on a full-time basis and two persons on a part-time basis. While we believe that the current number of employees is sufficient to carry on our business as currently conducted, we may need to hire additional employees to meet future operational requirements. None of our employees are represented by a labor union and we are not governed by any collective bargaining agreements. We believe that relations with our employees are good.

COMPETITION

Although we compete with other food specialty firms providing products in the same ingredient category, we believe that Z-Trim represents a better, more comprehensive fat replacement solution than those of other companies.

MARKETING

Our two-pronged marketing strategy for Z-Trim and the Z-Trim line of products includes the use of a variety of consumer media in pursuit of a brand awareness campaign targeted to the consumer, and a business-to-business campaign focusing on product education, sales, promotional and distribution strategies targeted to the food manufacturing and dining industries. Z-Trim product sales are targeted to the manufacturers of dairy, bakery, cereal, confectionary, processed meat, sauces, snack food, beverage, consumer-packaged and frozen foods, delicatessen, and private label foods, as well as to institutional food service, restaurants, catering, food solutions and "meal-makers" meal preparation outlets.

Our Z-Bind adhesive extender is marketed via trade media to plywood and polymer concrete industries, as well as to the dental industry for adhesion of dental fixtures

OPERATING SEGMENTS

We operate three reportable segments, food product development, defense product development, and e-tailer. FiberGel, and Z-Amaize make up the food product development segment, Mini-Raman Lidar Technology, ThraxVac Technology, and The Brave Way Training Systems Inc. make up the defense product development segment, and On-Line Bedding makes up the e-tailer segment.

Our management reviews the operating companies' income to evaluate segment performance and allocate resources. Our operating companies' income for the reportable segments excludes income taxes and amortization of goodwill. Provision for income taxes is centrally managed at the corporate level and, accordingly, such items are not presented by segment since they are excluded from the measure of segment profitability reviewed by our management.

For financial data on these reportable segments, you should refer to the Consolidated Financial Statements and the notes thereto.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-KSB contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 ("Securities Act"), as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are principally contained in the section entitled "Description of Business." These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ, perhaps materially, from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

o	Our product development efforts;

o	The commercialization of our products;

o	Anticipated operating losses and capital expenditures;

o	Our estimates regarding our needs for additional financing; Our estimates for future revenues and profitability; and

o
Sources of revenues and anticipated revenues, including contributions from corporate collaborations, license agreements and other collaborative efforts for the development and commercialization of our product candidates, and the continued viability and duration of those agreements and efforts.

5

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expect," "plan," anticipate," "believe," "estimate," "project," "predict," "intend," potential" and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in greater detail in the foregoing section under the heading "Management Risk Factors." Also, these forward-looking statements represent our estimates and assumptions only as of the date of this Annual Report.

You should read this Annual Report and the documents that we reference in this Annual Report with the understanding that our actual future results may be materially  different from what we expect. We do not intend to update any of these statements or to publicly announce the result of any revisions to any of these forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

ITEM 2. DESCRIPTION OF PROPERTY.

We occupy approximately 44,000 square feet of leased space at 1011 Campus Drive, Mundelein, Illinois. This space is leased for $26,500 per month pursuant to non-cancelable operating leases that expire in 2007. All of our subsidiaries and divisions are operated out of this space.

ITEM 3. LEGAL PROCEEDINGS.

As disclosed in Note 8 to the financial statements, the Company filed a lawsuit against a group of shareholders on May 11, 2005 in the U.S. District Court for the Northern District of Illinois to collect the unpaid principal balance, default interest and attorney fees for a Full Recourse Promissory Note receivable for stock issued. The Company is in the discovery process and a trial date has not been set. The defendants in that case have sold all of the shares they purchased but did not pay for.

In response, on December 27, 2005 those shareholders and a related hedge fund they own, Pac Bay Financial, filed a lawsuit back against the Company and its directors and officers. That lawsuit, which is being heard by the same Judge as in the Company's Note Default case listed above, alleges that oral misrepresentations were made to induce purchases of stock over an approximate one and one-half year period. Plaintiffs seek $2 million in compensatory damages and $5 million in punitive damages. The basis for these damages claims is yet unknown. The Company believes that they have meritorious defenses against this action, and will continue to vigorously defend it. The claim against the officers and directors is covered by D&O insurance to the extent that three of the individual officers and directors are covered. The insurance coverage pays for defense costs only and provides no indemnity coverage.

In March 2005 the Company's general contractor that built the manufacturing plant and installed the equipment filed a mechanics lien for unpaid billings. The claim of $250,000 represents the construction cost overruns in the build-out of the facility. The discovery process has commenced and no trial date has been set. A liability of $142,000 has been included in accounts payable. Management believed that the amount of ultimate liability with respect to such action will not exceed such amount.

A complaint was filed in the United States District Court for the Northern District of Illinois by a former investor relations consultant against the Company. The plaintiff alleges that the Company breached an investment banking contract by failing to issue free trading and fully registered stock certificates pursuant to plaintiff's exercise of various stock warrants. The Company has filed a motion to dismiss on the ground that free trading and fully registered stock certificates were issued to the plaintiff in accordance with the express terms of the warrants. The parties have agreed to go to mediation, which was scheduled on April 3, 2006.

The Company is also a party to various legal proceedings and claims, either asserted or unasserted, which arise in the ordinary course of business. While the outcome of these matters cannot be predicted with certainty, management do not believe that the outcome of any of these claims or any of the above mentioned legal matters will have a material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.

ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to the vote of the stockholders during the last quarter of fiscal year 2005.

6

PART II

ITEM 5. MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSER PURCHASES OF EQUITY SECURITIES.

The following table sets forth, for the periods indicated, the high and low closing prices for our common stock, as quoted for trading on the American Stock Exchange under the symbol "CXN." Our common stock began trading on the American Stock Exchange on March 31, 2004. The last reported sale price of our common stock on December 31, 2005 was $1.18 per share.

2004	HIGH	LOW
1st Quarter*	$8.92	$1.80
2nd Quarter	$6.69	$4.75
3rd Quarter	$5.18	$1.68
4th Quarter	$2.45	$0.64
2005	HIGH	LOW
1st Quarter	$2.02	$0.68
2nd Quarter	$1.49	$0.35
3rd Quarter	$1.41	$0.86
4th Quarter	$1.56	$0.73

2006
1st Quarter (through March 29, 2006)	$1.23	$0.78

*Our common stock was traded in the over-the-counter market until the March 31, 2004. As such, the prices for the quarters prior to March 31, 2004 set forth above reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

As of March 29, 2005, there were 386 record holders of the common stock. This number does not include shareholders whose shares are held in securities position listings. We have never paid any dividends on its common stock and do not anticipate paying any dividends in the foreseeable future.

EQUITY COMPENSATION PLAN INFORMATION
(AS OF DECEMBER 31, 2005)

WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SHARES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN 1ST PLAN CATEGORY COLUMN)	NUMBER OF SHARES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS

Equity compensation plans approved by security holders (1)
7,496,750	$1.15	12,503,250
Equity compensation plans not approved by security holders (2)
--	--	--
Total
7,496,750	$1.15	12,503,250

(1)  These plans consist of the 2004 Stock Incentive Plan.
(2)  We do not maintain any equity compensation plans that have not been approved by the stockholders.

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ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

THE FOLLOWING DISCUSSION IS INTENDED TO ASSIST IN UNDERSTANDING THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CIRCLE GROUP HOLDINGS, INC. YOU SHOULD READ THE FOLLOWING DISCUSSION ALONG WITH OUR FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED ELSEWHERE IN THIS FORM 10-KSB. THE FOLLOWING DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS. OUR ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS IN 2006 AND BEYOND MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN, OR IMPLIED BY, THESE FORWARD LOOKING STATEMENTS.

OVERVIEW

In 2005 we refined our direction from a pioneer of emerging technology companies where we provided small business infrastructure, funding and substantial intellectual capital to bring important and timely life-changing technologies to the marketplace through all phases of the commercialization process, to a company that will focus its resources primarily on the manufacture, marketing and sale of Z-Trim, our zero calorie fat substitute and other Z-Trim related products. The company will continue exploring all available options for its other non-Z-Trim technologies and related assets.

Circle Group Holdings, Inc. was founded in May 1994 under the original name, Circle Group Entertainment Ltd. and changed its name to Circle Group Holdings, Inc. in 2002. We had no business operations except for research and development activities between May 1994 and January 1997. In 2002, we reorganized our business units into three reportable segments: food product development, security product development, and e-tailor, and acquired Fiber-Gel Technologies, Inc., which owns an exclusive license to Z-Trim, an all-natural, agricultural-based fat replacement.

We have four operating subsidiaries: Fiber-Gel Technologies, Inc., thebraveway.com, Inc., operating as The Brave Way Training Systems, On-Line Bedding Corp., and Z-Amaize Technologies, Inc., and have exclusive worldwide licenses to the Nutrition Analysis Tool website, Mini-Raman Lidar System, and ThraxVac technology.

RECENT MATERIAL DEVELOPMENTS

On March 24 through 30, 2006, the Company entered into private placement subscription agreements pursuant to which it sold unregistered shares of our common stock, par value $0.00005 per share ("Common Stock"), and warrants exercisable for Common Stock. The Company sold approximately 205 units in the private placement, with each unit consisting of 40,323 shares of Common Stock In the aggregate the Company sold 8,279,594 shares of Common Stock, and Warrants to purchase an additional 161,292 shares of Common Stock. Gross proceeds from the sale total $5,133,298. The Company also entered into a registration rights agreement in connection with the private placement pursuant to which it has agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock and Common Stock underlying the Warrants.

On March 27, 2006, Edward L. Halpern, age 76, announced his retirement from our Board of Directors.

On March 22, 2006, our Board of Directors promoted Steve Cohen, formerly Vice President of Corporate Development, to President, an office previously held by Greg Halpern. Greg Halpern continues to hold the office of Chief Executive Officer.

On November 23, 2005, we entered into an Agreement with George Foreman Enterprises, Inc. to form a new limited liability company for the purpose of promoting the Company's zero calorie fat replacement food ingredient, Z-Trim(R).

The Agreement contemplates that if the Company's sales of Z-Trim(R) produce revenues of $30 million or gross profits of $10 million in any one year, GFME shall receive a cash bonus of $100,000; if the Company's sales of Z-Trim(R) produce revenues of $50 million or gross profits of $15 million in any one year, GFME shall receive a cash bonus of $200,000; if the Company's sales of Z-Trim(R) produce revenues of $70 million or gross profits of $20 million in any one year, GFME shall receive a cash bonus of $300,000; if the Company's sales of Z-Trim(R) produce revenues of $90 million or gross profits of $25 million in any one year, GFME shall receive a cash bonus of $400,000; and if the Company's sales of Z-Trim(R) produce revenues of $110 million or gross profits of $30 million in any one year, GFME shall receive a cash bonus of $500,000.

GFME could earn the right under the Agreement to convert its interest in Newco to up to 50% of the then-outstanding common stock of the Company upon achieving many defined milestones including launching a national public relations campaign, and George Foreman's promotion of Z-Trim(R) via national media. The formation of the Joint Venture is subject to GFME's determination after meeting with food manufacturers of the likelihood of securing contracts utilizing Z-Trim(R) in conjunction with George Foreman in future product campaigns. GFME has 60 days from the date of the Agreement to exercise this right. Furthermore, the Company is required by American Stock Exchange regulations to obtain shareholder approval prior to issuing 20% or more of the Company's common stock contemplated by the Joint Venture.

The parties are negotiating to enter into more definitive documentation containing more detailed terms of the Joint Venture consistent with the Agreement. On March 16, 2006, the Company and GFME agreed to extend negotiations until April 28, 2006. The Agreement may be terminated by either party upon breach by the other party.

In February 2006, Circle Group announced that their Board of Directors approved a change of the company name from Circle Group Holdings, Inc. to Z-Trim Holdings. This change is subject to shareholder approval in 2006. Immediately following shareholder approval the trading symbol will be changed from CXN to ZTM, the cusip number will be changed and new certificates will be issued to replace all existing shares. In keeping with their efforts to grow the Z-Trim business, the company will focus its resources on Z-Trim and Z-Trim related products, while exploring all available options for its other non-Z-Trim technologies and related assets.

In 2006, the Board of Directors approved to wind down two inactive subsidiaries, CGI Capital, Inc. and Veridisc Corporation, both of which had no assets or liabilities as of December 31, 2005.

On December 19, 2005 FiberGel Technologies, a subsidiary of Circle Group Holdings announced that they received a purchase order for 2500 pounds of Z-Trim for immediate delivery. The order had come after several months of successful testing by a South American meat company. The order was made through FiberGel's international partner, DKSH.

In November 2005, Circle Group Filed a Form-8K for an agreement dated November 23, 2005 between Circle Group Holdings, Inc. and George Foreman Enterprises, Inc.

RESULTS OF OPERATIONS

YEAR ENDING DECEMBER 31, 2005 COMPARED TO THE YEAR ENDING DECEMBER 31, 2004

Revenues

Revenues decreased 22.6% for the year ended December 31, 2005 from $665,453 for the year ended December 31, 2004 to $514,608, as a result of decrease in both product and service revenues. The decrease in product revenue was primarily due to slower demand in e-tailer customers, as a result of the budget cuts in the airline and train industries. The decrease in service revenue was primarily due to phasing out of our business consulting service. The following table provides a breakdown of the revenues for our divisions for the periods indicated:

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	Year ended December 31,
	2005	2004
Products	$510,947	$634,456
Services	3,661	30,997
Total Revenues	$514,608	$665,453

Operating expenses

Operating expenses consist of payroll and related costs, insurance, occupancy expenses, professional fees, and general operating expenses. Total operating expenses decreased by $201,697 or 4% to $4,974,931 for the year ended December 31, 2005 from $5,176,628 for the year ended December 31, 2004. The decrease in operating expenses was primarily due to the decrease in legal expense, partially offset by the introduction and promotion of Z-Trim products, and the increase in investor and public relation and payroll expenses.

Other income

Total other income for the year ended December 31, 2005 was a deficit of $935,218, compared to $1,002,413 for the year ended December 31, 2004. The decrease in other income was primarily due to a provision of an uncollectible note receivable of $965,000 and the decrease in rental income. Other income for the year ended December 31, 2004 included a settlement of $950,000 received from a former attorney.

Net loss

The Company reported a net loss of $6,025,585 for the year ended December 31, 2005 or $0.13 per share, a 46% increase from the net loss of $4,117,775 or $0.11 per share for year ended December 31, 2004. This was due to a combination of the decrease in revenues, the introduction and promotion of Z-Trim products, the increase in investor and public relation expenses, and a provision of an uncollectible note receivable.

YEAR ENDING DECEMBER 31, 2004 COMPARED TO THE YEAR ENDING DECEMBER 31, 2003

Revenues

Revenues decreased 10.4% for the year ended December 31, 2004 from $742,442 for the year ended December 31, 2003 to $665,453, as a result of decrease in both product and service revenues. The decrease in product revenue was primarily due to slower demand in e-tailer customers, partially offset by the introduction of the Z-Trim products. The decrease in service revenue was primarily due to slower demand in security training services as well as in business consulting service. The following table provides a breakdown of the revenues for our divisions for the periods indicated:

	Year ended December 31,
	2004	2003
Products	$634,456	$659,664
Services	30,997	82,778
Total Revenues	$665,453	$742,442

Operating expenses

Operating expenses consist of payroll and related costs, insurance, occupancy expenses, professional fees, and general operating expenses. Total operating expenses increased to $5,176,628 for the year ended December 31, 2004 from $2,863,349 for the year ended December 31, 2003. The increase in operating expenses was primarily due to introduction and promotion of Z-Trim products, and the increase in investor and public relation, payroll and legal expenses.

Other income

Total other income for the year ended December 31, 2004 was $1,002,413 up from $266,049 for the comparable period in fiscal 2004. Other income for year ended December 31, 2004 included a settlement of $950,000 received from a former attorney. Other income for year ended December 31, 2003 included a refund of $48,750 by a consultant of which the service was expensed in 2002, and a gain on sale of a trademark of $150,000.

Net loss

The Company reported a net loss for the year ended December 31, 2004 of $4,185,315 or $0.11 per share, a 48% increase from the net loss of $2,827,821 or $0.10 per share for the year ended December 31, 2003. This was due to a combination of the building of the new FiberGel Technologies production facility and product development and introduction and promotion of Z-Trim products, and an increase in investor and public relation, payroll and legal expenses.

LIQUIDITY AND CAPITAL RESOURCES

YEAR ENDING DECEMBER 31, 2005 COMPARED TO THE YEAR ENDING DECEMBER 31, 2004

At December 31, 2005, we had cash and cash equivalents of $24,999, compared to $93,748 at December 31, 2004. The Company has generated approximately $3,803,567 in additional operating capital through equity transactions during the year ended December 31, 2005.

Net cash used by operating activities increased by 243% to $3,662,280 for the year ended December 31, 2005 as compared to $1,067,593 for the year ended December 31, 2004. The increase resulted primarily from our net loss of $6,025,585, adjusted for non-cash items including depreciation and amortization of $657,081, provision for loan loss of $965,000, and non-cash services of $1,401,233, and for the decrease from the change in liabilities over assets of approximately of $587,021.

Net cash used by investing activities was $181,186 for the year ended December 31, 2005, as compared to net cash used by investing activities of $6,465,265 for the year ended December 31, 2004. The decrease was due to lesser additions of property and equipment for our manufacturing plant in current year.

Net cash provided by financing activities was $3,774,717 for the year ended December 31, 2005, as compared to $6,242,888 for the year ended December 31, 2004. Net cash provided by financing activities for the year ended December 31, 2005 was primarily from the proceeds received from notes receivable for stock subscriptions of $2,350,000 and from sale of our stocks and exercising of options and warrants of $1,453,567. Net cash provided by financing activities for the year ended December 31, 2004 was primarily from sale of our stocks and from exercising of options and warrants of $6,269,840.

YEAR ENDING DECEMBER 31, 2004 COMPARED TO THE YEAR ENDING DECEMBER 31, 2003

At December 31, 2004, we had cash and cash equivalents of $93,748, compared to $1,383,718 at December 31, 2003. The Company has generated approximately $6,269,840 in additional operating capital through sale of its common stock in a private placement offering and options and warrant exercises during the year ended December 31, 2004.

Net cash used by operating activities decreased by 18.8% to $1,067,593 for the year ended December 31, 2004 as compared to $1,314,478 for the year ended December 31, 2003. The decrease resulted primarily from our net loss of $4,185,315, partially offset by depreciation and amortization of $232,532, non cash expenses of $1,294,197, and an increase from the change in liabilities over assets of approximately $1,592,393.

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Net cash used by investing activities was $6,465,265 for the year ended December 31, 2004, primarily resulting from the additions of property and equipment for our Z-Trim manufacturing facility. Net cash provided by investing activities was $143,603 for the year ended December 31, 2003, primarily resulting from the proceeds of $150,000 we received from the sale of a trademark.

Net cash provided by financing activities was $6,242,888 for the year ended December 31, 2004 compared to $2,432,134 for the year ended December 31, 2003, primarily due to proceeds from sale of our stocks and from exercising of options and warrants approximately $6,269,840.

To successfully grow the individual segments of our business, we must improve our cash flow and the revenue base of each segment, as well as continue to succeed in our ability to build strategic industry alliances. We also depend on certain important employees, and the loss of any of those employees may harm the business and its prospects.

RISK FACTORS

The following risks are material risks that we face. If any of the following risks occur, the business of the Company and its operating results could be seriously harmed.

WE HAVE A HISTORY OF OPERATING LOSSES AND CANNOT GUARANTEE PROFITABLE OPERATIONS IN THE FUTURE. ANY FAILURE ON OUR PART TO ACHIEVE PROFITABILITY MAY CAUSE US TO REDUCE OR EVENTUALLY CEASE OPERATIONS.

We reported a net loss of $6,025,585 for the twelve months ending December 31, 2005 and a net loss of $4,117,775 for the twelve months ending December 31, 2004. At December 31, 2005 and 2004, respectively, we reported accumulated deficits of $33,053,415 and $27,027,830. If we continue to incur significant losses our cash reserves may be depleted earlier than currently anticipated, and we may be required to limit our future growth objectives to levels corresponding with our then available cash reserves.

OUR SUCCESS IS DEPENDENT ON MARKET ACCEPTANCE OF OUR PRODUCT.

We have not conducted, nor have others made available to us, results of market research indicating how much market demand exists for Z-Trim, our fat replacement product. We are relying on the current concerns over obesity, weight-health issues, and the rising cost of health care to drive demand for Z-Trim in the marketplace. We cannot assure you that we will be able to gain the market acceptance necessary to achieve profitability.

WE MAKE NO PROJECTIONS REGARDING THE VIABILITY OF OUR FAT REPLACEMENT PRODUCT AND WE CANNOT ASSURE YOU THAT WE WILL ACHIEVE THE RESULTS DESCRIBED.

We make no projection with respect to our future income, assets or business. No expert has reviewed our business plan for accuracy or reasonableness. It is likely that our actual business and results of operations will differ from those presented herein.

WE MAY NEED ADDITIONAL FUNDING AND SUCH FUNDING MAY NOT BE AVAILABLE. IF SUCH FUNDING IS AVAILABLE, IT MAY NOT BE OFFERED ON SATISFACTORY TERMS.

We may require additional financing to fund ongoing operations if our sales and revenue growth are insufficient to meet our operating costs. Our inability to obtain necessary capital or financing to fund these needs will adversely affect our ability to fund operations and continue as a going concern. Our inability to obtain necessary capital or financing to fund these needs could adversely affect our business, results of operations and financial condition. Additional financing may not be available when needed or may not be available on terms acceptable to us. If adequate funds are not available, we may be required to delay, scale back or eliminate one or more of our business segments, which may affect our overall business results of operations and financial condition.

THE LOSS OF SERVICE OF KEY MANAGEMENT COULD HAVE A NEGATIVE IMPACT ON OUR PERFORMANCE.

Our success depends to a significant degree upon the performance of our founder and Chief Executive Officer Gregory J. Halpern. The loss of service of Mr. Halpern could have a material adverse effect on our operating performance and viability as a going concern.

OUR MANAGEMENT CURRENTLY BENEFICIALLY OWNS A SIGNIFICANT PERCENTAGE OF OUR COMMON STOCK.

Ownership of our common stock is concentrated in management. Gregory J. Halpern, our Chairman and Chief Executive Officer, owns 30.7% of our common stock and all of the directors and officers collectively own 44.43%. Holders of our common stock can be out-voted by management in most circumstances and thereby management can control the composition of our board of directors and our policies.

WE MAY EXPAND OUR OPERATIONS BY MAKING ACQUISITIONS WHICH COULD SUBJECT US TO A NUMBER OF OPERATIONAL RISKS.

In order to grow our business, we may expand our operations by acquiring other businesses in the future. We cannot predict whether or when any acquisitions will occur. Acquisitions commonly involve certain risks, and we cannot assure you that any acquired business will be successfully integrated into our operations or will perform as we expect. Any future acquisitions could involve certain other risks, including the assumption of additional liabilities, potentially dilutive issuances of equity securities and diversion of management's attention from other business concerns We may also enter into joint venture transactions. Joint ventures have the added risk that the other joint venture partners may have economic, business or legal interests or objectives that are inconsistent with our interests and objectives.

OUR INABILITY TO SECURE AND PROTECT OUR INTELLECTUAL PROPERTY MAY RESULT IN COSTLY AND TIME-CONSUMING LITIGATION AND COULD IMPEDE US FROM EVER ATTAINING MARKET SUCCESS.

We hold several patents as well as copyrights and trademarks with respect to our products and expect to continue to file applications in the future as a means of protecting our intellectual property. In addition, we seek to protect our proprietary information and know-how through the use of trade secrets, confidentiality agreements and other similar security measures. With respect to patents, there can be no assurance that any applications for patent protection will be granted, or, if granted, will offer meaningful protection.

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Additionally, there can be no assurance that competitors will not develop, patent or gain access to similar know-how and technology, or reverse engineer our products, or that any confidentiality agreements upon which we rely to protect our trade secrets and other proprietary information will be adequate to protect our proprietary technology. The occurrence of any such events could have a material adverse effect on our results of operations and financial condition.

OUR STOCK PRICE MAY DROP UNEXPECTEDLY DUE TO SHORT SELLING OF OUR COMMON STOCK IN THE MARKET.

We have experienced and may continue to experience unexpected decline in our stock price due to manipulation of the market by individuals who profit by short selling our common stock. Short selling occurs when an individual borrows shares from an investor through a broker and then sells those borrowed shares at the current market price. The "short seller" profits when the stock price falls because he or she can repurchase the stock at a lower price and pay back the person they borrowed, thereby making a profit. We cannot assure you that short sellers will not continue to drive the stock price down in the future, causing decline in the value of your investment.

THE FLUCTUATION IN OUR STOCK PRICE MAY RESULT IN A DECLINE IN THE VALUE OF YOUR INVESTMENT.

The price of our common stock may fluctuate widely, depending upon many factors, including the differences between our actual financial and operating results and those expected by investors and analysts, changes in analysts' recommendations or projections, short selling of our stock in the market, changes in general economic or market conditions and broad market fluctuations. Companies that experience volatility in the market price of their securities often are subject to securities class action litigation. This type of litigation, if instituted against us, could result in substantial costs and divert management's attention and resources away from our business.

ITEM 7. FINANCIAL STATEMENTS

See consolidated financial statements starting on page F-1 and the related footnotes thereto.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 8A. CONTROLS AND PROCEDURES.

Our Chief Executive Officer and Chief Financial Officer have concluded that our disclosure controls and procedures (as defined pursuant to Rule 13a-15(e) or 15d-15(e) under the Securities Exchange Act of 1934), based on their evaluation of such controls and procedures as of the end of the period covered by this report, are effective to ensure that information required to be disclosed by us in the reports it files under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission and that such information is accumulated and communicated to our management, including its Chief Executive officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

There have been no changes in our internal controls over financial reporting identified in connection with management's evaluation that occurred during our last fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE ACT.

AGE	NAME	POSITION
47	Gregory J. Halpern	Chief Executive Officer and Chairman of the Board of Directors

50	Steve Cohen	President

53	Michael J. Theriault	Chief Operating Officer

55	Dana L. Dabney	Director, Secretary and Chief Financial Officer

76	Edward L. Halpern	Director

53	Steve H. Salgan	Director

53	Stanford J. Levin	Director

56	Alan G. Orlowsky	Director

GREGORY J. HALPERN. Since founding Circle Group Holdings, Inc. in 1994, Mr. Halpern has served as its Chairman and Chief Executive Officer. From May 1994 until March 1999, Mr. Halpern also served as our President. Mr. Halpern has over 20 years of experience in computer programming and pioneering emerging technologies. In 1983, Mr. Halpern developed a computer-animated imaging application to stimulate the immune system for treatment of chronic illness and  founded Health Imaging Corporation to distribute the application to the healthcare delivery market. In 1984, he developed and patented a technique for using electronic stimulation to stop pain and founded Pain Prevention, Inc. to market the technology as an electronic anesthesia for the dental healthcare community. Mr. Halpern has served as an officer and director of PPI Capital since its inception in 1984. Gregory J. Halpern is the son of Edward L. Halpern.

STEVE COHEN. Mr. Cohen has been employed by Circle Group since 2002 when he was hired as its director of investor relations. He was promoted to Vice President of Corporate Development in 2003. Prior to joining Circle Group, Mr. Cohen had 25 years' experience at the Chicago Mercantile Exchange where he worked in various trading pit and back office positions. Mr. Cohen attended college at the University of Illinois and Oakton Community College.

MICHAEL J. THERIAULT. Mr. Theriault has served as our Chief Operating Officer since June 1999. His professional experience includes progressive operations, programming, design, support, consulting, project management, and department management experience in manufacturing, insurance, medical, consulting, and mortgage banking industries on both mainframe and personal computer equipment. From September 1989 until May 1999, Mr. Theriault was employed by Recon Optical, Inc., where he served as Supervisor of Business Systems from June 1997 until May 1999, and Senior Systems and Programming Specialist and Senior Project Leader of Manufacturing from September 1989 until June 1997.

DANA L. DABNEY. Mr. Dabney has been a member of our board of directors, and has held various offices, including vice president of sales and marketing and secretary, since January 1997. Currently Mr. Dabney serves as the Company's Chief Financial Officer. From 1994 until December 1997, Mr. Dabney was employed by State Financial Bank in Richmond, Illinois, and from January 1998 until December 1998 he was employed by Mortgage Market Corporation in Illinois.

STEVE H. SALGAN, M.D. Dr. Salgan has been member of our board of directors since March 2000. Since January 1998, Dr. Salgan has been president of Steven H. Salgan, M.D., Ltd., a practice specializing in primary care internal medicine and general/family medicine. He has been a member of the American Association of Professional Ringside Physicians since 1997 and a member of the Internal Medicine Subcommittee for Quality Assurance of Saint Margaret Mercy Hospital in Hammond, Indiana since 1996.

STANFORD J. LEVIN. Mr. Levin has been a member of our board of directors since March 2000. Since 1988, Mr. Levin has been the proprietor of Levin Enterprises, an auto brokerage company located in Indiana. From January 1986 until June 1988, Mr. Levin was a public school teacher. From May 1981 until May 1985, he was employed by Hohman Professional Corp., a real estate development and management company where his duties included commercial real estate management and overseeing renovations.

ALAN G. ORLOWSKY, J.D., C.P.A. has been a member of our board of directors since January 2004. Mr. Orlowsky has been the president of A.G Orlowsky, Ltd, a law firm specializing in tax, financial, and estate planning services since 1980. Alan worked for the I.R.S. and Deloitte & Touche as a tax professional and he taught Accounting, Taxation, and Business Law at Northeastern Illinois

12

University School of Business and Loyola University of Chicago School of Business.

The term of office of each director expires at each annual meeting of stockholders and upon the election and qualification of his successor. There are no arrangements with any director or officer regarding their election or appointment. There is no family relationship between any of our directors or executive officers.

AUDIT COMMITTEE

The Board of Directors has an Audit Committee composed of three directors, Steve H. Salgan, Stanford J. Levin and Alan G. Orlowsky, each whom is considered an "independent director" under the rules of the American Stock Exchange and the Securities and Exchange Commission. The Board of Directors has determined that Alan G. Orlowsky qualifies as an "audit committee financial expert" under SEC rules. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants.

COMPENSATION OF DIRECTORS

Our directors currently do not receive, and have not received, any cash compensation for serving on our board, but are eligible to receive options and restricted shares and units of our common stock under our 2004 Stock Incentive Plan. In 2005, Mr. G. Halpern received 1,000,000 options, Mr. Dabney received 852,000 options, Mr. E. Halpern received 200,000 options, Mr. Salgan received 200,000 options, Mr. Levin received 200,000 options and Mr. Orlowsky received 225,000 options.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own greater than 10% of a registered class of our equity securities ("Reporting Persons") to file certain reports with the Securities and Exchange Commission with respect to ownership and changes in ownership of our common stock and other equity securities ("Section 16 Reports"). The Reporting Persons are required by regulation to furnish us with copies of all Section 16 Reports they file.

CODE OF ETHICS

We have adopted a code of ethics, known as our Code of Ethics and Business Conduct that applies to all employees. This code of ethics can be found on our website at www.crgq.com. Stockholders may also obtain a copy of the Code of Ethics and Business Conduct by submitting a request for such copy to Circle Group Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.

ITEM 10. EXECUTIVE COMPENSATION.

The following table summarizes the compensation earned in the fiscal years ended December 31, 2003, 2004 and 2005 by our chief executive officer and the other four most highly paid executive officers whose total salary and bonus awards exceeded $100,000 for the fiscal year ended December 31, 2005. In this document, we refer to these individuals as our "named executive officers."

SUMMARY COMPENSATION TABLE

	ANNUAL COMPENSATION				LONG-TERM COMPENSATION AWARDS
					SHARES	RESTRICTED
				OTHER	UNDERLYING	STOCK
	YEAR	SALARY	BONUS	COMPENSATION	OPTIONS	AWARDS
Gregory J. Halpern	2005	$119,711	$--	$--	1,000,000	$--
President and Chief Executive Officer	2004	$86,200	$--	$--	1,230,000	$--
	2003	$27,000	$--	$--	180,000	$--

OPTION GRANTS

The following table contains information concerning the grant of options to purchase shares of our common stock to each of the named executive officers during the fiscal year ended December 31, 2005. The percentage of total options granted to employees set forth below is based on an aggregate of 7,627,000 shares subject to options granted in 2005.

 OPTION GRANTS IN LAST FISCAL YEAR

	INDIVIDUAL GRANTS
NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED	PERCENT OF TOTAL OPTION GRANTED TO EMPLOYEES IN 2005	EXERCISE OR BASE PRICE ($/SHARE)	OPTIONS EXPIRATION DATE
Gregory J. Halpern	500,000	6.5%	$0.55	05/15/2008
	500,000	6.5%	$1.10	10/24/2008

OPTIONS EXERCISED DURING 2005 AND OPTIONS VALUES AT DECEMBER 31, 2005

13

The following table contains information regarding options exercised during 2005 and unexercised options held at December 31, 2005, by the named executive officers.

NAME	SHARES AQUIRED ON EXERCISE	VALUE REALIZED	NUMBER OF UNEXERCISED OPTIONS AT DECEMBER 3 1,2005 EXERCISABLE/UNEXERCISABLE	VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT DECEMBER 3 1,2005 EXERCISABLE/ UNEXERCISABLE

Gregory J. Halpern	301,818	195,999	2,048,182	1,251,000

IN-THE-MONEY

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth information regarding the beneficial ownership of our common stock as of March 28, 2005, by the following individuals, entities or groups:

o	each person or entity who we know beneficially owns more than five percent of our outstanding common stock;

o	each of the named executive officers;

o	each director and nominee; and

o	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the shares. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or convertible or will become exercisable or convertible within 60 days after March 28, 2005 are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Applicable percentage ownership in the following table is based on 51,896,388 shares of common stock outstanding as of March 29, 2005. Unless otherwise indicated, the address for each stockholder listed in the table is c/o Circle Group Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.

NAME OF BENEFICIAL OWNER
DIRECTORS AND NAMED EXECUTIVE OFFICERS:	NAME OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Gregory J. Halpern(1)	15,946,282	30.7%
Dana L. Dabney(2)	2,593,000	4.99%
Michael J. Theriault(3)	1,374,000	2.64%
Edward L. Halpern(4)	1,395,000	2.69%
Stanford J. Levin(5)	453,300	*
Steve H. Salgan(6)	826,915	1.2%
Alan G. Orlowsky(7)	470,900	*
Steve Cohen(8)	995,000	1.4%
Total of all Directors and Executive Officers	24,054,397	45.83%

_____________________________

* Less than 1%.
(1)  Includes 2,048,182 options exercisable within 60 days of March 28, 2005.
(2)  Includes 935,000 options exercisable within 60 days of March 28, 2005.
(3)  Includes 1,155,000 options exercisable within 60 days of March 28, 2005.
(4)  Includes 500,000 options exercisable within 60 days of March 28, 2005.
(5)  Includes 325,000 options exercisable within 60 days of March 28, 2005.
(6)  Includes 525,000 options exercisable within 60 days of March 28, 2005.
(7)  Includes 420,000 options exercisable within 60 days of March 28, 2005.
(8)  Includes 995,000 options exercisable within 60 days of March 28, 2005.

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ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

On August 2, 2002 and November 7, 2002, the Company borrowed $149,000 and $70,000, respectively, from Gregory J. Halpern, the Chairman of the Board of Directors, and Chief Executive Officer, and signed two promissory notes in favor of Gregory J. Halpern in return. The notes are payable upon demand and provided for interest to be paid monthly at the rate of 5% per annum.

ITEM 13. EXHIBIT LIST AND REPORTS ON FORM 8-K.

EXHIBIT. NO	DESCRIPTION
3.1	Articles of Incorporation of Circle Group Holdings, Inc. [Incorporated by reference to Exhibit 2.1 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

3.2	Bylaws of Circle Group Holdings, Inc. [Incorporated by reference to Exhibit 2.2 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

3.3	Amendment to Articles of Incorporation of Circle Group Holdings, Inc. filed on June 25, 2004 [Incorporated by reference to Exhibit 3.3 to Circle Group's Form 10-QSB filed on August 16, 2004]

4.1	Specimen Certificate for common stock [Incorporated by reference to Exhibit 3.1 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

4.2	Form of Subscription Agreement [Incorporated by reference to Circle Group's Form 8-K filed on March 30, 2006]

4.3	Form of Warrant to Purchase Common Stock [Incorporated by reference to Circle Group's Form 8-K filed on March 30, 2006]

4.4	Form of Registration Rights Agreement [Incorporated by reference to Circle Group's Form 8-K filed on March 30, 2006]

10.1	Gregory J. Halpern Employment Agreement, dated January 2, 1999 and Addendum [Incorporated by reference to Exhibit 6.1 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

10.2	Michael Theriault Employment Agreement, dated June 1, 1999 [Incorporated by reference to Exhibit 6.3 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

10.3	Dana Dabney Employment Agreement, dated January 2,1999 [Incorporated by reference to Exhibit 6.4 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

10.5	Circle Group Holdings, Inc. 2004 Equity Incentive Plan [Incorporated by reference to Exhibit 10.5 to Circle Group's Form S-3 filed on June 25, 2004]

10.6
Industrial Lease Agreement between CLO Enterprises and Circle Group Holdings, Inc., dated May 20, 1999 [Incorporated by reference to Exhibit 6.6 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

10.7
Industrial Lease Agreement between CLO Enterprises and Circle Group Holdings, Inc., dated June 18, 1999 [Incorporated by reference to Exhibit 6.7 to Circle Group's Form 10-SB, as a amended, filed on August 21, 2000]

10.8
Stock Purchase Agreement, dated December 20, 2002, by and between CGI Capital and Rothschild Owens Hayes & Partners, Inc. [Incorporated by reference to Exhibit 6.8 to Circle Group's Form 10-KSB filed on April 14, 2003]

10.9
Promissory Note, Dated November 30, 2002, delivered by Circle Group Holdings, Inc. in favor of Edward L. Halpern [Incorporated by reference to Exhibit 6.11 to Circle Group's 10-KSB filed on April 14, 2003]

10.10	Asset Purchase Agreement, dated August 27, 2002, by and between Circle Group Holdings, Inc. and Utek Corporation [Incorporated a by reference to Circle Group's Form 8-K filed on September 11, 2002]

10.11	Consulting Agreement by and between Circle Group Holdings, Inc. and Stavros N. Papageorgiou dated November 19, 2004.

10.12	Letter Agreement between Circle Group Holdings, Inc. and George Foreman Enterprises, Inc. dated November 23, 2005 [Incorporated by reference to Circle Group's Form 8-K filed on November 29, 2005]

14*	Code of Ethics

21*	Subsidiaries

23.1 *	Consent of Spector & Wong LLP

31.1 *	Statement Under Oath of Principal Executive Officer of the Company Pursuant to Section 302 of Sarbanes-Oxley Act of 2002

3 1.2*	Statement Under Oath of Principal Financial Officer of the Company Pursuant to Section 302 of Sarbanes-Oxley Act of 2002

32.1*	Statement Under Oath of Principal Executive Officer of the Company Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

32.2*	Statement Under Oath of Principal Financial Officer of the Company Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

15

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following is a summary of the fees billed to us by Spector & Wong, LLP for professional services rendered for the fiscal year ended December 31, 2005 and December 31, 2004, respectively:

FEE CATEGORY	2005	2004
Audit Fees(1)	$37,000	$35,000
Audit-Related Fees(2)	$45,500	$$51,800
Tax Fees(3)	--	--
All Other Fees(4)	--	--
Total Fees	$82,500	$86,800

(1)  Audit Fees consist of fees billed for professional services rendered for the audit of our financial statements and for reviews of the interim financial statements included in our quarterly reports on Form 10-QSB.

(2)  Audit-Related Fees consist of fees billed for professional services rendered for audit-related services, including consultation on SEC filings and the issuance of consents and consultations on other financial accounting and reporting related matters.

(3)  Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.

(4)  All Other Fees consist of fees billed for all other services.

PRE-APPROVAL POLICY

Our Audit Committee Charter provides that the Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Committee prior to the completion of the service. The Committee may also form and delegate authority to sub-committees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. In accordance with the pre-approval policy, the Audit Committee has approved certain specified audit and non-audit services to be provided by Spector & Wong LLP for up to twelve (12) months from the date of the pre-approval. Any additional services to be provided by our independent auditors following such pre-approval requires the additional pre-approval of the Audit Committee.

 SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized as of March 31, 2006.

CIRCLE GROUP HOLDINGS, INC.

By:	/s/ Gregory J. Halpern
Gregory J. Halpern
Chairman of the Board, and Chief Executive Officer

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities as of March 31, 2006.

/S/ GREGORY J. HALPERN Gregory J. Halpern Director and Chief Executive Office(principal executive officer)

/S/ DANA L. DABNEY Dana L. Dabney Director, Chief Financial Officer and Vice President (principal financial or accounting officer)

/S/ STEVE H. SALGAN Steve H. Salgan Director

/S/ EDWARD L. HALPERN Edward L. Halpern Director

/S/ STANFORD J. LEVIN Stanford J. Levin Director

/S/ ALAN G. ORLOWSKY Alan G. Orlowsky Director

16

INDEX EXHIBITS

EXHIBIT. NO	DESCRIPTION
3.1	Articles of Incorporation of Circle Group Holdings, Inc. [Incorporated by reference to Exhibit 2.1 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

3.2	Bylaws of Circle Group Holdings, Inc. [Incorporated by reference to Exhibit 2.2 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

3.3	Amendment to Articles of Incorporation of Circle Group Holdings, Inc. filed on June 25, 2004 Incorporated by reference to Exhibit 3.3 to Circle Group's Form 10-QSB filed on August 16, 2004]

4.1	Specimen Certificate for common stock [Incorporated by reference to Exhibit 3.1 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

4.2	Form of Subscription Agreement [Incorporated by reference to Circle Group's Form 8-K filed on March 30, 2006]

4.3	Form of Warrant to Purchase Common Stock [Incorporated by reference to Circle Group's Form 8-K filed on March 30, 2006]

4.4	Form of Registration Rights Agreement [Incorporated by reference to Circle Group's Form 8-K filed on March 30, 2006]

10.1	Gregory J. Halpern Employment Agreement, dated January 2, 1999 and Addendum [Incorporated by reference to Exhibit 6.1 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

10.2	Michael Theriault Employment Agreement, dated June 1, 1999 [Incorporated by reference to Exhibit 6.3 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

10.3	Dana Dabney Employment Agreement, dated January 2, 1999 [Incorporated by reference to Exhibit 6.4 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

10.5	Circle Group Holdings, Inc. 2004 Equity Incentive Plan [Incorporated by reference to Exhibit 10.5 to Circle Group's Form S-3 filed on June 25, 2004]

10.6
Industrial Lease Agreement between CLO Enterprises and Circle Group Holdings, Inc., dated May 20, 1999 [Incorporated by reference to Exhibit 6.6 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

10.7
Industrial Lease Agreement between CLO Enterprises and Circle Group Holdings, Inc., dated June 18, 1999 [Incorporated by reference to Exhibit 6.7 to Circle Group's Form 10-SB, as amended, filed on August 21, 2000]

10.8
Stock Purchase Agreement, dated December 20, 2002, by and between CGI Capital and Rothschild Owens Hayes & Partners, Inc. [Incorporated by reference to Exhibit 6.8 to Circle Group's Form 10-KSB filed on April 14, 2003]

10.9
Promissory Note, Dated November 30, 2002, delivered by Circle Group Holdings, Inc. in favor of Edward L. Halpern Incorporated by reference to Exhibit 6.11 to Circle Group's 10-KSB filed on April 14, 2003]

10.10	Asset Purchase Agreement, dated August 27, 2002, by and between Circle Group Holdings, Inc. and Utek Corporation [Incorporated by reference to Circle Group's Form 8-K filed on September 11, 2002]

10.11	Consulting Agreement by and between Circle Group Holdings, Inc. and Stavros N. Papageorgiou dated November 19, 2004.

10.12	Letter Agreement between Circle Group Holdings, Inc. and George Foreman Enterprises, Inc. dated November 23, 2005 [Incorporated by reference to Circle Group's Form 8-K filed on November 29, 2005]

14	Code of Ethics

21	Subsidiaries

23.1	Consent of Spector & Wong LLP

31.1	Statement Under Oath of Principal Executive Officer of Circle Group Holdings, Inc. Pursuant to Section 302 of Sarbanes-Oxley Act of 2002

31.2	Statement Under Oath of Principal Executive Officer of Circle Group Holdings, Inc. Pursuant to Section 302 of Sarbanes-Oxley Act of 2002

32.1	Statement Under Oath of Principal Executive Officer of Circle Group Holdings, Inc. Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

32.2	Statement Under Oath of Principal Financial Officer of Circle Group Holdings, Inc. Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

17

HAROLD Y. SPECTOR, CPA	SPECTOR & WONG, LLP	80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA	Certified Public Accountants	SUITE 723
	1- (888) 584-5577	PASADENA, CA 91101
FAX (626) 584-6447

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Circle Group Holdings, Inc

We have audited the accompanying consolidated balance sheets of Circle Group Holdings, Inc. and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for years then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Circle Group Holdings, Inc. and subsidiaries as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Spector & Wong, LLP
Pasadena, California
March 30, 2006

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

As of December 31,
Assets	2005	2004

Current Assets
Cash and cash equivalents	$24,999	$93,748
Accounts receivable	60,446	86,465
Inventory	98,787	115,742
Prepaid expenses and others	85,670	100,548
Total current assets	269,902	396,503

Property and equipment, net	6,512,126	6,986,553

Other Assets
Intangible assets, net Deposits	528,917	563,250
Deposits	11,103	11,103

Total other assets	540,020	574,353

TOTAL ASSETS	$7,322,048	$7,957,409

 See notes to consolidated financial statements

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS' EQUITY	2005	2004

Current Liabilities
Accounts payable	$892,596	$1,595,715
Accrued expenses and other liabilities	346,483	507,684
Capital lease obligations	30,994	30,790
Note payable to related parties	-	25,000
Long-Term Liabilities,	1,270,073	2,159,189
Capital lease obligations	14,074	43,128
Total liabilities	1,284,147	2,202,317
Minority deficit	-	(78,866)
Stockholders' Equity
Common stock, $.00005 par value; 200,000,000 shares
authorized; issued and outstanding 2005 50,016,782 shares;
2004 44,396,469 shares	2,503	2,220
Common stock to be issued	22	22
Additional paid-in capital	39,542,378	38,185,404
Unamortized expenses	(257,318))	(1,849,589)
Notes receivable for issuance of stock	(185,000))	(3,465,000)
Accumulated deficit	(33,053,415))	(27,027,830)
Treasury stock, at cost	(11,269))	(11,269)

Total stockholders' equity	6,037,903	5,833,958
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,322,048	$7,957,409

See notes to financial statements

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ended December 31,	2005	2004
Revenues:
Products	$510,947	$634,456
Services	3,661	30,997
Total revenues	514,608	665,453

Cost of revenues:
Products	679,425	589,196
Services	23,607	87,357

Total cost of revenues	703,032	676,553
Operating expenses:
Selling, general and administrative	4,940,598	5,142,295
Amortization of intangible assets	34,333	34,333
Total operating expenses	4,974,931	5,176,628

Operating Loss	(5,163,355)	(5,187,728)

Other income (expenses):
Rental and other income	45,355	62,765
Interest income	4,425	6,200
Provision for loan loss	(965,000)	-
Settlment gain	-	953,000
Interest expense	(19,998)	(19,552)

Total other income (expenses)	(935,218)	1,002,413

Net loss before minority interest	$(6,098,573)	$(4,185,315)

Minority interest in subsidiaries' loss	72,988	67,540

Net loss	$(6,025,585)	$(4,117,775)

Net Loss per Share - Basic and Diluted	$(0.13)	$(0.11)

Weighted Average Number of Shares	46,653,242	38,347,768

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
		Common
		Stock and		Notes
	Shares of	Additional		Receivable
	Common	Paid-in	Unamortized	issued for	Accumulated	Treasury
	Stock	Capital	Expenses	Stock	Deficit	Stock	Total

Balance at December 31, 2003	30,872,252	$25,754,886	$(445,867)	$-	$(22,910,055)	$(11,269)	$2,387,695

Stock issued for services	2,846,074	2,647,920	(2,033,500)			-	614,420
Stock issued for cash	3,916,813	7,276,175	(3,215,000)			-	4,061,175
Stock subscription	1,730,000
Exercise of stock warrants and
options	5,031,330	2,458,665		(250,000)		-	2,208,665
Warrants issued for services		50,000	(50,000)			-	-
Amortization of services			679,778			-	679,778
Net loss					(4,117,775)	-	(4,117,775)
						-
Balance at December 31, 2004	44,396,469	$38,187,646	$(1,849,589)	$(3,465,000)	$(27,027,830)	$(11,269)	$5,833,958

Stock issued for services	730,737	612,077	(484,840)				127,237
Stock issued for cash	1,187,500	525,000					525,000
Stock issued for equipment	149,265	186,582					186,582
Exercise of stock warrants and options	2,452,811	1,146,427		(35,000)			1,111,427
Warrants issued for services		51,200	(51,200)				-
Proceeds from notes receivable				2,350,000			2,350,000
Reserve for uncollectible notes
receivable				965,000			965,000
Exchange of stock to eliminate
minority interest	1,100,000	(151,854)					(151,854)
Amortization of services		(1,012,175)	2,128,311				1,116,136
Net loss					(6,025,585)		(6,025,585)
Balance at December 31, 2005	50,016,782	$39,544,903	$(257,318)	$(185,000)	$(33,053,415)	$(11,269)	$6,037,901

See notes to consolidated financial statements

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31,	2005	2004

Cash Flow From Operating Activities:
Net loss	$(6,025,585)	$(4,117,775)
Adjustments to reconcile net loss to net cash used in operations:	(72,988)	(67,540)
Minority deficit
Depreciation and amortization	657,081	232,532
Gain on disposal of long-lived assets	-	(1,400)
Issuance of common stock and warrants for services	285,097	614,420
Amortization of noncash expenses	1,116,136	679,777
Provision for loan loss	965,000	-
(Increase) decrease in: Accounts receivable	26,019	(17,307)
Inventory	16,955	(97,693)
Prepaid expenses and other assets	14,878	(84,216)
Deposits	-	(13)
Increase (decrease) in:
Accounts payable and other liabilities	(644,873)	1,791,622

Cash flows used in operating activities	(3,662,280)	(1,067,593)

Cash Flow From Investing Activities:
Purchase of property and equipment	(181,186)	(6,466,665)
Proceeds from disposition of property and equipment	-	1,400

Cash flows used in investing activities	(181,186)	(6,465,265)

Cash Flow From Financing Activities:
Net proceeds from sales of stock	525,000	4,061,175
Net proceeds from notes receivable	2,350,000	-
Exercise of options and warrants	928,567	2,208,665
Payments on capital lease obligations	(28,850)	(26,952)

Cash flows provided by financing activities	3,774,717	6,242,888

Net decrease in cash and cash equivalents	(68,749)	(1,289,970)

Cash and cash equivalents, at beginning of year	93,748	1,383,718

Cash and cash equivalents, at end of year	$24,999	$93,748

Supplemental Disclosures of Cash Flow Information:
Interest paid	$16,463	$17,218
Supplemental Schedules of Noncash Investing and Financing Activities
Stock subscriptions and notes receivable incurred for issuance of stock	$35,000	$3,465,000
Issuance of common stock for liabilities incurred for issuance of stock	$186,582	$-
Issuance of credit memos for liabilities incurred for equipment purchase	$32,865	$-
Issuance of common stock to retire note payable to related party	$25,000	$-
Shares to be retired for unamortized expenses	$1,012,175	$-
Exchange of common stock to eliminate minority interest	$(151,854)	$-

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

In 2005, Circle Group Holdings, Inc. (the "Company") refined its direction from a pioneer of emerging technology companies where it provided small business infrastructure, funding and substantial intellectual capital to bring important and timely life-changing technologies to the marketplace through all phases of the commercialization process, to a company that will focus its resources primarily on the manufacture, marketing and sale of Z-Trim, its zero calorie fat substitute and other Z-Trim related products. The company will continue exploring all available options for its other non-Z-Trim technologies and related assets.

The Company has participated in several public and private offerings and has expanded its business. In 2002, the Company acquired FiberGel Technologies, Inc. ("FiberGel"), which owns an exclusive license to Z-Trim, an all-natural, agriculture-based fat replacement. The Company reorganized its business units into three reportable segments: food product development, security product development, and e-tailer.

The Company operates through its FiberGel, Mini-Raman Lidar Technology, ThraxVac Technology, The Brave Way Training Systems, Inc, On-Line Bedding Corp., and Z-Amaize Technologies, Inc. divisions.

On March 31, 2004, the Company's common stock was approved to be traded on the American Stock Exchange under the symbol, CXN.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

Use of estimates: The preparation of the accompanying consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition: The Company generally recognizes product revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable. In instances where the final acceptance of the product is specified by the customer, revenue is deferred until all acceptance criteria have been met. No provisions were established for estimated product returns and allowances based on the Company's historical experience.

Allowance for doubtful accounts: Management of the Company makes judgments as to its ability to collect outstanding receivables and provide allowances for the portion of receivables when collection becomes doubtful. Provisions are made based upon a specific review of all significant outstanding invoices. For those invoices not specifically reviewed, provisions are provided at differing rates, based upon the age of the receivable. In determining these percentages, management analyzes its historical collection experience and current economic trends. If the historical data the Company uses to calculate the allowance for doubtful accounts does not reflect the future ability to collect outstanding receivables, additional provisions for doubtful accounts may be needed and the future results of operations could be materially affected. As of December 31, 2005 and 2004, no allowance for doubtful accounts was provided as management believes that all accounts as of those dates are fully collectible.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Cash and cash equivalents: For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Fair value of financial instruments: All financial instruments are carried at amounts that approximate estimated fair value.

Concentrations: Cash and cash equivalents are maintained with several financial institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and therefore bear minimal risk.

Inventory: Inventory consist of raw materials, finished goods and packaging and displays and are stated at the lower of cost or market, using the first-in, first-out method.

Property and equipment: Property and equipment are stated at cost. Maintenance and repair costs are expensed as incurred. Depreciation is calculated on the accelerated and straight-line methods over the estimated useful lives of the assets. Estimated useful lives of five to ten years are used for machinery and equipment, office equipment and furniture, and automobile. Estimated useful lives of up to five years are used for computer equipment and related software. Depreciation and amortization of leasehold improvements are computed using the term of the lease.

Intangible assets: Intangible assets are carried at the purchased cost less accumulated amortization. Amortization is computed over the estimated useful lives of the respective assets, generally from five to twenty years.

Impairment of Long-Lived Assets: Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstance indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value costs to sell.

Income (Loss) Per Common Share: Basic net income (loss) per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share is computed by dividing net income by the weighted average number of shares outstanding and, when, diluted, potential shares from options and warrants to purchase common stock using the treasury stock method. Diluted net loss per common share does not differ from basic net loss per common share since potential shares of common stock are anti-dilutive for all periods presented.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Income taxes: The Company and its subsidiaries are included in the consolidated federal income tax return filed by the Parent. Federal income taxes are calculated as if the companies filed on a separate return basis, and the amount of current tax expense or benefit calculated is either remitted to or received from the Parent. The amount of current and deferred taxes payable or refundable is recognized as of the date of the financial statements, utilizing currently enacted tax laws and rates. Deferred tax expenses or benefits are recognized in the financial statements for the changes in deferred tax liabilities or assets between years.

Advertising costs: The Company expenses all advertising costs as incurred.

Minority Deficit: Minority deficit represents other stockholders' proportionate share (loss) in the equity of FiberGel Technologies, Inc. ("FiberGel"). At December 31, 2004, the Company owned all issued and outstanding common stock amounting to 94.5% of the voting rights. There was no minority deficit as of December 31, 2005 since the Company acquired the remaining interest in FiberGel on October 1, 2005 (see Note 9 to the consolidated statements).

Stock-based compensation: The Company accounts for equity-based instruments issued or granted to employees using the intrinsic method of accounting in accordance with Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). Under the intrinsic value method, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized in the Company's Consolidated Statements of Operations.

The Company is required under SFAS 123 to disclose pro forma information regarding option grants to its employees based on specified valuation techniques that produce estimated compensation charges. The pro forma information is as follows:

For years ended December 31, 2005 2004

For years ended December 31,	2005	2004

Net loss - as reported	$(6,025,585)	$(4,185,315)
Pro forma compensation expense	2,597,883	2,970,634

Pro forma net loss	$(8,623,468)	$(7,155,949)

Basic and diluted net loss per share:
As reported	$(0.13)	$(0.11)

Pro forma	$(0.18)	$(0.19)

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model, which was developed for use in estimating the value of traded options that have no vesting restrictions and are fully transferable. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the estimate, in management's opinion, the existing valuation models do not provide a reliable measure of the fair value of the Company's employee stock options. (For additional information regarding this pro forma information, see Note 9 to the Consolidated Financial Statements.)

The Company accounts for stock issued to non-employees in accordance with the provisions of SFAS No. 123 and the EITF Issue No. 00-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services." SFAS No. 123 states that equity instruments that are issued in exchange for the receipt of goods or services should be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. Under the guidance in Issue 00-18, the measurement date occurs as of the earlier of (a) the date at which a performance commitment is reached or (b) absent a performance commitment, the date at which the performance necessary to earn the equity instruments is complete (that is, the vesting date).

New Accounting Standards: In June 2005, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 154, "Accounting Changes and Errors Corrections, a replacement of APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statement." SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. Previously, most voluntary changes in accounting principles were required recognition via a cumulative effective adjustment within net income of the period of the change. SFAS 154 requires retrospective application to prior periods' financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 14, 2005; however, the Statement does not change the transition provisions of any existing accounting pronouncements. The Company does not believe this pronouncement will have a material impact in its consolidated financial position, results of operations or cash flows.

In December 2004, the FASB issued SFAS No. 153. This statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, "Accounting for Nonmonetary Transactions," is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that opinion; however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this statement will have no impact on the consolidated financial statements of the Company.

In December 2004, the FASB issued SFAS No. 152, which amends FASB statement No. 66, "Accounting for Sales of Real Estate," to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions." This statement also amends FASB Statement No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects," to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this statement will have no impact on the consolidated financial statements of the Company.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In December 2004, the FASB issued Statement No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which requires the measurement and recognition of compensation expense for all stock-based compensation payments and supersedes the Company's current accounting under APB 25. SFAS 123(R) is effective for the first interim or annual reporting period that begins after December 15, 2005 for small business issuers. In March 2005, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 107 ("SAB 107") relating to the adoption of SFAS 123(R).

The Company plans to use the modified prospective method to adopt this new standard and will continue to evaluate the impact of SFAS 123(R) on its operating results and financial condition. The pro forma information presented above and in Note 10 presents the estimated compensation charges under SFAS 123, "Accounting for Stock-Based Compensation." The Company's assessment of the estimated compensation charges is affected by the Company's stock price as well as assumptions regarding a number of complex and subjective variables and the related tax impact. These variables include, but are not limited to, the Company's stock price volatility and employee stock option exercise behaviors. The Company will recognize the compensation cost for stock-based awards issued after January 1, 2006 on a straight-line basis over the requisite service period for the entire award.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs -- an amendment of ARB No. 43, Chapter 4." This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that ". . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . ." This statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this consolidated statement will have any immediate material impact on the Company.

Principle of Consolidation and Presentation

The accompanying consolidated financial statements include the accounts of Circle Group Holdings Inc. and its subsidiaries after elimination of all intercompany accounts and transactions. Certain prior period balances have been reclassified to conform to the current period presentation.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - INVENTORY

At December 31, inventory consisted of the following:

	2005	2004

Raw materials	$47,211	$61,677
Work-in-process	3,574	-
Packaging	27,616	17,215
Finished goods	12,733	21,380
Display	7,653	15,470

Total inventory	$98,787	$115,742

NOTE 4 - PROPERTY AND EQUIPMENT, NET

At December 31, property and equipment, net consisted of the following:

	2005	2004

Production, engineering and other equipment	$4,505,656	$4,463,501
Leasehold improvements	2,629,400	2,634,128
Office equipment and furniture	599,132	594,711
Computer equipment and related software	319,468	310,010
Construction in process - equipment	97,015	-

	8,150,671	8,002,350
Accumulated depreciation	(1,638,545)	(1,015,797)

Total property and equipment, net	$6,512,126	$6,986,553

Depreciation expense was $622,748 and $198,199 for the years ended December 31, 2005 and 2004, respectively.

NOTE 5 - INTANGIBLE ASSETS

During the fiscal year 2005, no significant identified intangible assets were acquired and no identified intangible assets were impaired. The following table present details of the Company's purchased intangible assets:

	Gross
	Carrying	Accumulated
	Amount	Amortization	Net

License rights to
developed technology	$420,000	$(57,750)	$362,250
website	200,000	(33,333)	166,667

Total intangibles	$620,000	$(91,083)	$528,917

Amortization of intangibles was $34,333 for the years ended December 31, 2005 and 2004.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Based on the carrying amount of the intangibles as of December 31, 2005, and assuming no impairment of the underlying assets, the estimated future amortization is as follows:

Years ended
December 31,

2006	$34,333
2007	34,333
2008	34,333
2009	34,333
Thereafter	391,585

Total amortization	$528,917

NOTE 6 - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

At December 31, accrued expenses and other current liabilities consist of the following:

	2005	2004

Accrued payroll and taxes	$110,322	$7,077
Accrued legal and professional fees	190,357	76,645
Leasehold improvements	-	412,021
Other accrued expenses	45,804	11,941

Total accrued expenses and other
current liabilities	$346,483	$507,684

NOTE 7 - CAPITAL LEASE OBLIGATIONS

In August 2002, the Company sold certain property and equipment to an unrelated party for $121,500 and leased the equipment back from the party under three lease agreements that were classified as capital leases in accordance with SFAS 13, "Accounting for Leases." These assets are being depreciated over their estimated useful economic lives and are included in the depreciation expense for the years ended December 31, 2005 and 2004.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following table presents the future minimum lease payments under the capital leases together with the present value of the minimum lease payments as of December 31, 2005:

Year Ending December 31,
2006	$36,171
2007	14,895
Total minimum lease payments	51,066
Lease amount representing interest	5,998
Present value of minimum lease payments	45,068
Less: current portion	30,994
Non-current portion	$14,074

The leases bear interest rate ranging from 17.29% to 20.88%.

NOTE 8 - STOCKHOLDERS' EQUITY

Private Placement Offering

In June 2005, the Company conducted a self-underwritten offering of the Company's common stock up to $1.6 million. The stock was sold for $12,500 per unit. Each unit consists of 31,250 shares of common stock and 31,250 warrants. The warrants are exercisable at $1.00 per share and expire in three (3) years after purchase of the above-described unit. As of December 31, 2005, the Company sold and issued 1,187,500 shares received $525,000 in proceeds under the offering.

In March 2004, the Company conducted a self-underwritten offering of the Company's common stocks up to $5 million. The stock was sold for $100,000 per unit. Each unit consists of 22,222 shares of common stock and 22,222 warrants. The warrants are exercisable at $6.00 per share and expire in three (3) years after purchase of the above-described unit. Through December 31, 2004, the Company sold 1,126,813 shares, and received net proceeds of $3,161,175 under the offering.

The Company also sold 2,750,000 shares at $0.90 per share and received $900,000 in cash and a note receivable of $1 .575 million at December 31, 2004. The note was paid in full in January 2005.

Exercising of stock warrants and options

During 2005, there were 2,302,811 stock warrants and options exercised. The Company received total proceeds of $996,427, of which, $35,000 will be received in 2006. The Company applied $127,960 of proceeds due from employees exercising options during 2005 against the employees' net pay and a note payable to related party. A balance of the proceeds in the amount of $54,900 will be applied against the employees' net pay in 2006 (see Note 13).

During 2004, there were 5,021,330 stock warrants and options exercised. The Company received $2,208,664 in cash and a note receivable of $250,000 upon exercising. The note carries an interest rate of 5% per annum and is pledged by the stocks. Principal and interest are due on June 30, 2006.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Elimination of Minority Deficit in FiberGel

Between September 1, 2003 and September 30, 2005, the FiberGel subsidiary had a minority deficit. The minority deficit was eliminated through an exchange for 1,100,000 shares of the Company's common stock on December 1, 2005.

Prior to September 1, 2003, FiberGel had been the Company's wholly-owned subsidiary. In September 2003, the Company conducted a private placement offering of FiberGel's common stock and sold 1,100,000 shares of FiberGel's common stock for $1,100,000. As a result, the Company's ownership percentage of FiberGel's common stock declined to approximately 94.5%. The Company complies with the requirement of SEC Staff Accounting Bulletin No. 51, "Accounting for Sales of Stock by a Subsidiary," which requires that the difference between the carrying amount of parent's investment in a subsidiary and the underlying net book value of the subsidiary after the issuance of stock by the subsidiary be reflected as either a gain or loss in the statement of operations or reflected as an equity transaction. The Company has elected to record gains or losses resulting from the sale of subsidiary's stock as equity transactions.

On October 1, 2005, the Board of Directors approved to eliminate the minority deficit through an exchange of the FiberGel minority shareholder interest for a similar interest in the Company. The elimination of the minority interest through the issuance of Company's common stocks was recorded as a recapitalization adjustment since no gain or loss was recorded initially when the FiberGel's stocks were sold in 2003. Accordingly, the elimination of the $151,854 minority deficit balance was recorded, offset by an increase in common stock of $55 and a decrease in additional paid-in-capital of $151,909.

The consolidated financial statements for periods prior to October 1, 2005, the approval date of the exchange, reflected a minority deficit adjustment of the losses of FiberGel attributable to the minority ownership. For the period January 1, 2005 through September 30, 2005 the Company reported loss attributable to minority interest of $72,988 in the consolidated statement of operations. For 2004, the Company reported loss attributable to minority interest of $67,540 in the consolidated statement of operations and a minority deficit balance of $78,866 in the consolidated balance sheet.

Notes receivable for issued stock

In 2004, Nurieel Akhamzadeh agreed to purchase the Company's common stock in the form of a Full Recourse Promissory Note for $2,040,000, of which the sum of $1,075,000 was received. The Note bears zero interest and is in default. Litigation is pending in the U. S. District Court in 05 C 3921 against Nurieel Akhamzadeh and Farhad Zaghi, who acted as an intermediary and facilitator of the transaction, for the collection of principal balance due of $965,000 and default interest and attorney's fees arising as described above and several other causes of action seeking legal remedies in the suit. In default, the Note provides the Company with a right to recover 10% per annum interest from Defendant (or the highest rate permitted by law) and all reasonable expenses including attorney's fees incurred by the holder in connection therewith, whether or not such suit is prosecuted to judgment. During the second quarter of 2005, the Company provided an allowance for the remaining balance.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company also has a note receivable of $250,000 for warrants exercised in 2004. The note carries an interest rate of 5% per annum and is pledged by the stock. Principal and interest are due on June 30, 2006. A principal payment of $100,000 was received in 2005.

Rescinded Stock for Services

During December 2004, the Company issued 2,250,000 shares of common stock in exchange for professional services. The services were to be preformed during the period of November 22, 2004 through November 22, 2006. On August 24, 2005, the Company rescinded the agreement due to the lack of performance by the parties. The stock certificates are effectively restricted by the stock clearing service. The balance of the unamortized services recorded for the stock at August 24, 2005 of $1,012,175 was charged against additional paid-in capital.

Increase Authorized Shares

On June 16, 2004, the Board of Directors and the Shareholders amended the Company's article of incorporation to increase authorized shares to 200,000,000.

NOTE 9 - STOCK OPTIONS AND WARRANTS

The fair value of each option was estimated on the date of grant using the Black-Scholes option-pricing model. Weighted-average assumptions for options granted for the year ended December 31, 2005 and 2004 are as follows:

Weighted average fair value per option granted	$0.61	$0.95
Risk-free interest rate	2.59%	1.37%
Expected dividend yield	0.00%	0.00%
Expected lives	3.00	3.00
Expected volatility	161.71%	119.80%

A summary of the status of stock options issued by the Company as of December 31, 2005 and 2004 is presented in the following table.

	2005		2004

		Weghted		Weghted
	Number	Average	Number	Average
	of	Exercise	of	Exercise
	Shares	Price	Shares	Price

Outstanding at beginning of year	7,496,750	$1.15	1,901,000	$0.13
Granted	8,677,000	0.78	7,651,750	1.16
Exercised	(2,230,811)	0.43	(2,056,000)	0.24
Expired and Cancelled	(1,050,000)	1.06	-	-

Outstanding at end of year	12,892,939	$1.03	7,496,750	$1.15

Exercisable at end of year	12,892,939	$1.03	7,496,750	$1.15

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following table sets forth additional information about stock options outstanding at December 31, 2005:

		Weighted
		Average	Weighted
Range of		Remaining	Average
Exercise	Options	Contractual	Exercise	Options
Prices	Outstanding	Life	Price	Exercisable

$0.01-$1.50	10,502,939	2.4 years	$0.77	10,502,939
$1.51-$3.00	2,240,000	1.2 years	$2.02	2,240,000
$3.01-$5.00	150,000	1.2 years	$4.61	150,000

	12,892,939	2.2 years	$1.03	12,892,939

As of December 31, 2005 and 2004, the Company has warrants outstanding to purchase 4,259,476 and 10,188,253 shares of the Company's common stock, respectively, at prices ranging from $0.05 to $6.00 per share. These warrants expire at various dates through October 2008.

NOTE 10 - INCOME TAXES

The deferred net tax assets consist of the following at December 31, 2005 and 2004:

	2005	2004
Tax Benefit on net operating loss carryforward	$9,877,167	$8,497,963
Temporary differene in depreciation and amortization	(790,575)	(614,823)
Temporary differene in goodwill	-	197,717
Tax credits and carryforwards	230,536	-
Less: valulation allowance	(9,317,128)	(8,080,857)
Net deferred tax assets	$-	$-

At December 31, 2005, net federal and state operating losses of approximately $26.5 million and $11.8 million, respectively, are available for carry-forward against future years' taxable income and expire through 2025. The Company's ability to utilize its federal net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

NOTE 11 - SETTLEMENT GAIN

On July 26, 2004, the Company entered into an agreement in principle to settle the lawsuit it filed against its former law firm in August 2001. Pursuant to the terms of the agreement, the parties have agreed to release each other of all claims in exchange for a payment of $950,000 to the Company. The Company has received the settlement in full.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share:

	Year Ended
	December 31,
	2005	2004

Numerator:
Net loss	$(6,025,585)	$(4,185,315)
Denominator:

Weighted average number of shares outstanding	46,653,242	38,347,768

Net loss per share-basic and diluted	$(0.13)	$(0.11)

As the Company incurred net losses for the years ended December 31, 2005 and 2004, the effect of dilutive securities totaling 2,084,072 and 6,286,827 equivalent shares, respectively, has been excluded from the calculation of diluted loss per share because their effect was anti-dilutive.

NOTE 13 - RELATED PARTY TRANSACTIONS

In June 2005, a related party exercised 83,333 stock options at $0.30 per share. The total proceed of $25,000 was applied against the note payable owed to the related party. The note carries interest at 5% per annum, and is due on demand.

In June 2005, the Chief Executive Officer exercised 148,333 of his stock options at $.30 per share, or an aggregate of $44,500. The Company received $20,000 in cash and applied $15,500 against the officer's net pay. The remaining balance of $9,000 will be applied against his net pay in 2006.

In December 2005, the Chief Financial Officer exercised 102,000 of his stock options at $.45 per share, or an aggregate of $45,900. The proceeds will be applied against the officer's 2006 net pay.

In February 2004, the Chairman of the Board of Directors exercised his 720,000 stock options at $0.05 per share, or aggregate of $36,000. The Company received $8,000 in cash and the balance of $28,000 was charged as payments for his service rendered.

NOTE 14 - WITHDRAWAL FROM REGISTRATION AS A BROKER-DEALER

On January 27, 2004, CGI Capital, Inc. filed an application of withdrawal from registration as a broker or dealer. The registration withdrawal became effective on the 60th day after the filing pursuant to the SEC regulations.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 - BUILDING LEASE

In March 2004, the Company leased the remaining 22,000 square feet of space located adjacent to its executive offices in Mundelein, Illinois as part of a planned expansion of its Z-Trim(TM) production capacity. The revised lease requires monthly rental payments of $20,000 and expires in March 2007. Taxes, insurance and maintenance are billed when due.

The future minimum annual rental payments under the new lease are as follows:

Year ended December 31,	Amount

2006	$240,000
2007	60,000

$300,000

NOTE 16 - JOINT VENTURE AGREEMENT

On November 23, 2005, the Company entered into a binding Letter Agreement (the "Agreement") with George Foreman Enterprises, Inc. ("GFME") pursuant to which both parties would form a new limited liability company ("Newco") for the purpose of promoting the Company's zero calorie fat replacement food ingredient, Z-Trim(R) (the "Joint Venture"). Under the terms of the Agreement, GFME will contribute to Newco $150,000 cash and certain rights to George Foreman's name and likeness in exchange for a 50.1% membership interest, and the Company will contribute to Newco $150,000 cash and up to 5 million shares of common stock in exchange for a 49.9% membership interest. GFME will also be entitled to two seats on the Company's board of directors and the Company has agreed not to use any spokesperson for Z-Trim(R) other than George Foreman or the Company's current spokespersons without GFME's consent.

During the term of the Agreement, if the Company's sales of Z-Trim(R) produce revenues of $30 million or gross profits of $10 million in any one year, GFME shall receive a cash bonus of $100,000; if the Company's sales of Z-Trim(R) produce revenues of $50 million or gross profits of $15 million in any one year, GFME shall receive a cash bonus of $200,000; if the Company's sales of Z-Trim(R) produce revenues of $70 million or gross profits of $20 million in any one year, GFME shall receive a cash bonus of $300,000; if the Company's sales of Z-Trim(R) produce revenues of $90 million or gross profits of $25 million in any one year, GFME shall receive a cash bonus of $400,000; and if the Company's sales of Z-Trim(R) produce revenues of $110 million or gross profits of $30 million in any one year, GFME shall receive a cash bonus of $500,000.

GFME could earn the right under the Agreement to convert its interest in Newco to up to 50% of the then-outstanding common stock and other equity (if any) of the Company upon achieving defined milestones including launching a national public relations campaign, and George Foreman's promotion of Z-Trim(R) via national media. If achieved, the Company would be obligated to register with the Securities Exchange Commission and list with the American Stock Exchange any shares of common stock of the Company into which GFME could convert its conversion rights assuming Mr. Foreman achieved the pre-defined milestones the agreement contemplates.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 - JOINT VENTURE AGREEMENT

The formation of the Joint Venture is subject to GFME's determination after meeting with food manufacturers of the likelihood of securing contracts utilizing Z-Trim(R) in conjunction with George Foreman in future product campaigns. GFME has 60 days from the date of the Agreement to exercise this right. Furthermore, the Company is required by American Stock Exchange regulations to obtain shareholder approval prior to issuing 20% or more of the Company's common stock contemplated by the Joint Venture.

In connection with forming Newco, the parties are negotiating to enter into more definitive documentation containing more detailed terms of the Joint Venture consistent with the Agreement. On March 16, 2006, the Company and GFME agreed to extend negotiations until April 28, 2006. The Agreement may be terminated by either party upon breach by the other party.

NOTE 17 - LEGAL PROCEEDINGS

As disclosed in Note 8 to the financial statements, the Company filed a lawsuit against a group of shareholders on May 11, 2005 in the U.S. District Court to collect the unpaid principal balance, default interest and attorney fees for a Full Recourse Promissory Note receivable for stock issued. The Company is in the discovery process and a trial date has not been set. The defendants in that case have sold all of the shares they purchased but did not pay for.

In response, on December 27, 2005 those shareholders and a related hedge fund they own, Pac Bay Financial, filed a lawsuit back against the Company and its directors and officers. That lawsuit, which is being heard by the same Judge as in the Company's Note Default case listed above, alleges that oral misrepresentations were made to induce purchases of stock over an approximate one and one-half year period. Plaintiffs seek $2 million in compensatory damages and $5 million in punitive damages. The basis for these damages claims is yet unknown. The Company believes that they have meritorious defenses against this action, and will continue to vigorously defend it. The claim against the officers and directors is covered by D&O insurance to the extent that three of the individual officers and directors are covered. The insurance coverage pays for defense costs only and provides no indemnity coverage.

In March 2005 the Company's general contractor that built the manufacturing plant and installed the equipment filed a mechanics lien for unpaid billings. The claim of $250,000 represents the construction cost overruns in the build-out of the facility. The discovery process has commenced and no trial date has been set. A liability of $142,000 has been included in accounts payable. Management believed that the amount of ultimate liability with respect to such action will not exceed such amount.

A complaint was filed in the United States District Court for the Northern District of Illinois by a former investor relation consultant against the Company. The plaintiff alleges that the Company breached an investment banking contract by failing to issue free trading and fully registered stock certificates pursuant to plaintiff's exercise of various stock warrants. The Company has filed a motion to dismiss on the ground that free trading and fully registered stock certificates were issued to the plaintiff in accordance with the express terms of the warrants. The parties have agreed to go to mediation which was scheduled on April 3, 2006.

A complaint alleging similar claim against the Company was transferred in the United States District Court for the Northern District of Illinois in 2005. The parties have also agreed to go to mediation which was scheduled on April 3, 2006.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company is also a party to various legal proceedings and claims, either asserted or unasserted, which arise in the ordinary course of business. While the outcome of these matters cannot be predicted with certainty, management do not believe that the outcome of any of these claims or any of the above mentioned legal matters will have a material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.

NOTE 18 - GUARANTEES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company's businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company's use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its consolidated balance sheet as of December 31, 2005.

In general, the Company offers a one-year warranty for most of the products it sold. To date, the Company has not incurred any material costs associated with these warranties.

NOTE 19 - MAJOR CUSTOMERS

The Company's principal clients are wholesale companies. One client accounted for approximately 34% of the Food Product Development segment revenues in 2005. Another client accounted for approximately 66% of the E-tailer segment revenues in for the years ended December 31, 2005. Management does not believe significant credit risk exists at December 31, 2005.

NOTE 20 - SEGMENT INFORMATION

The Company evaluates its reporting segments in accordance with SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. The Chief Executive Officer has been identified as the Chief Operating Decision Maker as defined by SFAS No. 131. The Chief Executive Officer allocates resources to each segment based on their business prospects, competitive factors, net sales and operating results.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

During the third quarter of 2005, the Company changed the structure of its internally organization to include three principal operating segments: (i) Food Product Development, (ii) Security Training and Products and (iii) E-tailer. The food product development segment owns the exclusive, worldwide license to Z-Trim(TM). The Security training offers cost effective self-defense training courses and products with a uniquely targeted curriculum. The e-tailer segment is a distributor of pillows, blankets, and other bedding products. The Company no longer reports segment information in its business consulting services. The Company also has other subsidiaries that do not meet the quantitative thresholds of a reportable segment.

The Company reviews the operating segments' income to evaluate performance and to allocate resources. Operating companies' income for the reportable segments excludes income taxes, minority interest and amortization of goodwill. Provision for income taxes is centrally managed at the corporate level and, accordingly, such items are not presented by segment. The segments' accounting policies are the same as those described in the summary of significant accounting policies.

Intersegment transactions: Intersegment transactions are recorded at cost.

Summarized financial information of the Company's results by operating segment is as follows:

	Year ended December 31,
	2005	2004

Net Revenue:
Food Product Development	$43,339	$61,286
Security Training and Products	3,232	2,970
E-tailer	467,608	573,170
Net Revenue by Reportable Segment	$514,179	$637,426
All Other Operating Revenue	429	28,027
Consolidated Net Revenue	$514,608	$665,453
Operating Income (Loss):
Food Product Development	$(1,887,254)	$(1,227,997)
Security Training and Products	2,422	2,606
E-tailer	(65,536)	746
Operating Loss by Reportable Segment	$(1,950,368)	$(1,224,645)
All Other Operating Loss	(3,212,987)	(3,963,083)
Consolidated Operating Loss	$(5,163,355)	$(5,187,728)
Net Income (Loss) Before Minority Interest:
Food Product Development	$(1,889,286)	$(1,227,997)
Security Training and Products	2,422	2,606
E-tailer	(65,030)	876
Net Loss by Reportable Segment	$(1,951,894)	$(1,224,515)
All Other Net Loss	(4,146,679)	(2,960,800)
Consolidated Net Loss Before Minority Interest	$(6,098,573)	$(4,185,315)

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	At December 31,
Total Assets:	2005	2004
Food Product Development	$6,090,962	$6,523,174
Security Training and Products	135	12,367
E-tailer	75,407	140,811
	6,166,504	6,676,352
All other segments	1,155,544	1,281,057
Consolidated assets	$7,322,048	$7,957,409

NOTE 21 - SUBSEQUENT EVENTS

2006 Financing

On March 24 through 30, 2006, the Company entered into private placement subscription agreements pursuant to which it sold unregistered shares of our common stock, par value $0.00005 per share ("Common Stock"), and warrants exercisable for Common Stock. The Company sold approximately 205 units in the private placement, with each unit consisting of 40,323 shares of Common Stock. In addition, investors who invested at least $500,000 in the private placement received a five-year warrant with an exercise price of $1.00 per share to purchase a number of shares of Common Stock equal to 10% of the number of shares of Common Stock purchased (the "Warrants"). In the aggregate the Company sold 8,279,594 shares of Common Stock, and Warrants to purchase an additional 161,292 shares of Common Stock. Gross proceeds from the sale total $5,133,298. The Company also entered into a registration rights agreement in connection with the private placement pursuant to which it has agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock and Common Stock underlying the Warrants.

National Securities Corporation ("National Securities") served as the lead placement agent in connection with the private placement. National Securities will receive cash fees in the aggregate of $513,330 and warrants to purchase 827,960 shares of Common Stock on terms which are identical to the Warrants included in the units except that the exercise price is $0.68 per share and they contain an assignment provision. In addition, the placement agent's warrant has registration rights that are the same as those afforded to investors in the private placement.

The Company determined that all of the securities sold and issued in the private placement were exempt from registration under the Securities Act of 1933, as amended (the "Act") pursuant Section 4(2) of the Act and Rule 506 of Regulation D promulgated under the Act. The Company based this determination on the non-public manner in which it offered the securities and on the representations of the persons purchasing such securities, which included, in pertinent part, that such persons were "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Act, and that such persons were acquiring such securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to resale or distribution, and that each such persons understood such securities may not be sold or otherwise disposed of without registration under the Act or an applicable exemption therefrom.

CIRCLE GROUP HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In January 2006, the Company conducted a self-underwritten offering of the Company's common stock up to $1.24 million. The stock was sold for $31,000 per unit. Each unit consists of 50,000 shares of common stock and 50,000 warrants. The warrants are exercisable at $1.00 per share and expire in three (3) years after purchase of the above-described unit. As of March 25, 2006, the Company sold and issued 803,226 shares and received $498,000 in proceeds under the offering.

On February 23, 2006, the Company issued 135,555 shares of common stock for options exercised to a related party. The Company received total proceeds of $61,000,

Dissolving subsidiaries

In 2006, the Board of Directors approved to wind down two inactive subsidiaries, CGI Capital, Inc. and Veridisc Corporation, both of which had no asset or liabilities as of December 31, 2005.

Change Name

name from Circle Group Holdings, Inc. to Z-Trim Holdings. This change is subject to shareholder approval.

Departure Of Director; Appointment Of Principal Officer

On March 27, 2006, Edward L. Halpern, age 76, announced his retirement from the Board of Directors.

Also, at its meeting on March 22, 2006, the Board of Directors promoted Steve Cohen, formerly Vice President of Corporate Development, to President, an office previously held by Greg Halpern. Greg Halpern continues to hold the office of Chief Executive Officer. Mr. Cohen, age 50, has been employed by Circle Group since 2002 when he was hired as the director of investor relations. He was promoted to Vice President of Corporate Development in 2003. Prior to joining Circle Group, Mr. Cohen had 25 years' experience at the Chicago Mercantile Exchange where he worked in various trading pit and back office positions. Mr. Cohen attended college at the University of Illinois and Oakton Community College.